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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-22014

                      Pioneer Diversified High Income Trust
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  April 30


Date of reporting period:  May 1, 2010 through October 30, 2010


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


Pioneer Diversified
High Income Trust

--------------------------------------------------------------------------------
Semiannual Report | October 31, 2010
--------------------------------------------------------------------------------

Ticker Symbol:    HNW







[LOGO] PIONEER
       Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents


Letter to Shareowners                                                         2

Portfolio Management Discussion                                               4

Portfolio Summary                                                             9

Prices and Distributions                                                     10

Performance Update                                                           11

Schedule of Investments                                                      12

Financial Statements                                                         40

Notes to Financial Statements                                                46

Trustees, Officers and Service Providers                                     58


      Pioneer Diversified High Income Trust | Semiannual Report | 10/31/10     1

President's Letter

Dear Shareowner,

Through the first nine months of 2010, the U.S. economy moved forward on a slow path to recovery. But with the memory of a deep recession still lingering, businesses and consumers remained cautious about both investing and spending. While business fundamentals showed signs of improvement, there was still a reluctance to hire, and high unemployment remains a problem. Wary investors, concerned about risk, gravitated towards cash and bonds. We remain generally optimistic about the prospects for economic recovery, although it may occur more slowly than many would like.

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. This strategy has generally performed well for many investors. Bond markets certainly rewarded investors in the first nine months of 2010. While the equity markets barely budged, equities at the end of September 2010 were inexpensive relative to bonds, compared with historic levels, and represented potentially good value for long-term investors.

Pioneer has not changed the basic approach to investing that we have used for more than 80 years. We remain focused on company fundamentals and risk management. Our investment process is based on careful research into individual companies, quantitative analysis, and active portfolio management. This three-pillared process, which we apply to each of our portfolios, is supported by an integrated team approach and is designed to carefully balance risk and reward. Our experienced professionals devote themselves to the careful research needed to identify investment opportunities in markets around the world.

Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.


2     Pioneer Diversified High Income Trust | Semiannual Report | 10/31/10

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at www.pioneerinvestments.com. We greatly appreciate your trust in us and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA Inc.


Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of the opinion of Trust management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


      Pioneer Diversified High Income Trust | Semiannual Report | 10/31/10     3

Portfolio Management Discussion | 10/31/10

Helped by a solid rebound in the closing weeks, high-yield bonds delivered solid results for the six months ended October 31, 2010. In the following interview, Andrew Feltus discusses the factors that influenced the performance of Pioneer Diversified High Income Trust during the six months ended October 31, 2010. Mr. Feltus, senior vice president, and Jonathan Sharkey, vice president, are members of Pioneer's fixed-income team and leaders of the investment team responsible for the day-to-day management of the Trust.

Q  How did the Trust perform during the six months ended October 31, 2010?

A Pioneer Diversified High Income Trust returned 7.27% at net asset value and 6.63% at market price over the six months ended October 31, 2010. Over the same period, the Trust's custom benchmark returned 5.28%. The custom benchmark is based on a 50% weighting of the Bank of America Merrill Lynch Global High Yield and Emerging Markets Plus Index (the BofA ML Index), which rose 8.36%, and a 50% weighting of the Credit Suisse (CSFB) Leveraged Loan Index, which gained 2.20%. Unlike the Trust, the BofA ML Index is not leveraged. On October 31, 2010, the Trust's 30-day SEC yield was 9.67%.

Q How would you describe the investment environment during the six months ended October 31, 2010?

A The recovery by corporate bonds, emerging market debt and other credit-sensitive investments, which began in 2009, persisted, despite a significant pullback early in the six-month period. In the spring of 2010, investors became increasingly concerned that the global economic rebound might be fading and that economic growth, as measured by gross domestic product (GDP), was beginning to slow. Corporations, after aggressively building up their inventories, became somewhat more cautious at the same time that many consumers focused on paying down debts rather than purchasing goods and services. Meanwhile, some of the effects of the U.S. government's stimulus spending began tapering off. In addition, government debt problems in some European nations added to investors' anxieties about the health of the global economy.

   Market trends reversed, however, after Federal Reserve System (the Fed) Chairman Ben Bernanke, in August 2010, outlined new plans to inject more liquidity into the market. Investors again became attracted to corporate securities, including high-yield bonds and stocks. Supporting the resurgence


4     Pioneer Diversified High Income Trust | Semiannual Report | 10/31/10
   were new reports of improving corporate profits as well as growing sentiments that the November mid-term elections would lead to more business-friendly U.S. economic policies.

   While high-yield bonds and emerging market debt produced generally healthy returns over the six months ended October 31, 2010, floating-rate bank loans lagged. Bank loans had performed well for more than a year-and-a-half, in part based on the premise that interest rates eventually would rise, resulting in higher yields to investors in the loans. As evidence of a slowing in GDP growth grew, however, the expectation of higher interest rates receded and the bank loans underperformed.

   The Trust also invests in catastrophe-linked bonds as part of our diversification management strategy. Those bonds, whose performance is highly influenced by seasonal factors, outperformed floating-rate bank loans, but lagged high-yield bonds over the six-month period. The performance of catastrophe-linked bonds depends greatly on losses suffered by the insurance industry because of catastrophes such as hurricanes and floods. Typically, the bonds sell off, or underperform, in the months approaching each hurricane season and then react to actual property losses caused by storms. The damage caused by hurricanes in 2010 tended to be relatively muted, and so the catastrophe-linked bonds recovered in value late in the period. Catastrophe-linked bonds also have floating-rate features, which make them more attractive when it appears that interest rates may rise.

Q What were your principal investment strategies for the Trust and how did they affect performance over the six months ended October 31, 2010?

A We have a yield-oriented strategy for the Trust, and performance generally comes from our security selection. We aim to take advantage of Pioneer's strength in fundamental analysis of companies and their securities to find investments that not only provide generous yield, but that also are backed by companies with the financial strength and business models that may enable them to continue to meet their debt obligations. Especially since the dramatic market declines of 2008, we have paid special attention to analyzing high-yield corporate bonds to help identify what securities may have been unfairly penalized by the market. The analysis reaped rewards during the rebound of high-yield debt, when the market recognized the value in many of the bonds in which we had invested the Trust's assets. In a period when high-yield bonds generally performed well, the Trust's performance received an added boost by our use of borrowed funds, or leverage. When the Trust uses leverage, money is borrowed at low interest rates, and then we use the borrowed monies to invest in higher-yielding assets. At the end of the period, 28.1% of the Trust's total investment portfolio was financed by borrowings.


      Pioneer Diversified High Income Trust | Semiannual Report | 10/31/10     5

   Throughout the six-month period ended October 31, 2010, the Trust had a heavy emphasis on U.S. high-yield securities, which accounted for 39.2% of the Trust's total investment portfolio at period end. Emerging market and international high-yield investments accounted for another 17.2% of the Trust's total investment portfolio at period end, while bank loans represented 25.0% and catastrophe-linked bonds accounted for 17.6% of the Trust's total investment portfolio, respectively, at period end.

   While the Trust's performance over the six-month period was good, the Trust's return was held back because many of the bonds and loans in which it was invested were called back by their issuing companies. The companies then issued new credits that were typically paying lower yields. That meant that while we could reinvest the Trust's money, it typically was reinvested at lower yields than those being paid by the Trust's original investments.

Q What were some of the individual investments that influenced the Trust's returns over the six months ended October 31, 2010?

A Domestic high-yield bonds that performed well for the Trust included securities of Commercial Vehicle Group, a truck parts manufacturer that fared well as the automotive industry started to recover, and Cellu Tissue, a paper products corporation that was acquired by another company and subsequently retired its debt at a profit to the Trust. Additionally, bonds issued by FMG, an Australian iron ore corporation, were called back at a handsome profit to the Trust. Among emerging markets investments, the Trust's position in the securities of True Move, a Thai wireless communication company, was a standout performer. In addition, the Trust was invested in Univision, the Mexico-based Spanish language broadcasting corporation, which was the subject of a leveraged buyout. The company successfully strengthened its capital base by selling a portion of itself to Televisa, another Spanish language network from which Univision buys much of its content. The transaction allowed Univision to retire some of its debt and settle questions about future revenues.

   Several investments detracted, however, from the Trust's performance results over the six months ended October 31, 2010. The detractors included bonds of Independencia, a Brazilian beef company that defaulted on its debt even after a restructuring in 2009, and securities issued by the Mashantucket Native American tribe. As the Mashantucket Foxwoods Casino complex in Connecticut struggled with weakening revenues, the casino defaulted on the bonds. In addition, while Sitel, an operator of call centers, did not default on its bonds, the securities did lose value after the company reported disappointing earnings for the second quarter of 2010. Since then, the company has reported improved profits for the third quarter and the bonds have recovered some of their value.


6     Pioneer Diversified High Income Trust | Semiannual Report | 10/31/10

Q  What is your investment outlook?

A Even after rallying strongly for more than a year, high-yield bonds still appear reasonably priced -- in line with long-term historical averages and inexpensive compared to their very low default rates. We believe performance over the next several months will be highly influenced by what Treasuries do. If Treasury rates do not spike up and thereby tighten the yield spreads (the difference in yield between various types of debt instruments), we believe high-yield bonds should continue to perform well against a backdrop of improving corporate profits and generally healthy corporate balance sheets. We do not anticipate that the Fed will move to raise short-term interest rates in the next six months, as the nation's central bankers are waiting either for the employment picture to improve or for signs of increasing inflationary pressures to begin to appear.

   Given all those factors, we are positive about the prospects for the high-yield market. We also expect to be increasingly interested in investments in convertible securities for the Trust. Convertibles give the Trust an opportunity to take advantage of gains in the equity market. We also are attracted to bank loans and catastrophe-linked bonds, both of which offer the added advantage of having floating-rate interest rates, which would rise if overall interest rates eventually start to move higher.

Please refer to the Schedule of Investments on pages 12-39 for a full listing of Trust securities.

Investments in high-yield or lower-rated securities are subject to greater-than-average risk. The Trust may invest in securities of issuers that are in default or that are in bankruptcy.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

When interest rates rise, the prices of debt securities in the Trust will generally fall. Conversely, when interest rates fall the prices of debt securities in the Trust generally will rise. Investments in the Trust are subject to possible loss due to the financial failure of the issuers of the underlying securities and their inability to meet their debt obligations.

The Trust may invest significantly in illiquid securities. Illiquid securities may be difficult to dispose of at a fair price at the times when the Trust believes it is desirable to do so and their market price is generally more volatile than that of more liquid securities. Illiquid securities also are more difficult to value, and investment of the Trust's assets in illiquid securities may restrict the Trust's ability to take advantage of market opportunities.

The Trust is authorized to borrow from banks and issue debt securities, which are forms of leverage. Leverage creates significant risks, including the risk that the


      Pioneer Diversified High Income Trust | Semiannual Report | 10/31/10     7

Trust's income or capital appreciation will not be sufficient to cover the cost of leverage, which may adversely affect the return for shareholders.

Risks of investing in the Trust are discussed in greater detail in the Trust's original offering prospectus and in shareowner reports issued from time to time.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of the opinion of Trust management as of the date of this report. These statements should not be relied upon for any other purposes.


8     Pioneer Diversified High Income Trust | Semiannual Report | 10/31/10

Portfolio Summary | 10/31/10

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)


[The following data was represented as a pie chart in the printed material]

Corporate Bonds & Notes                                  67.9%
Floating Rate Loan Interests                             23.7%
Temporary Cash Investments                                3.0%
Convertible Bonds & Notes                                 2.1%
Asset Backed Securities                                   1.4%
Collateralized Mortgage Obligations                       0.7%
Common Stock                                              0.5%
Sovereign Debt Obligation                                 0.5%
Convertible Preferred Stock                               0.2%


Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio; based on S&P ratings)


[The following data was represented as a pie chart in the printed material]

A & Higher                                                3.2%
BBB                                                       1.6%
BB                                                       26.2%
B                                                        38.6%
CCC & Lower                                              13.6%
Not Rated                                                13.8%
Cash Equivalents                                          3.0%

The portfolio is actively managed, and current holdings may be different.


10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)*

 1.    Muteki, Ltd., 4.65%, 5/24/11 (144A)                                      1.10%
 2.    Alliance One International, Inc., 10.0%, 7/15/16                         0.97
 3.    Residential Reinsurance 2008, Ltd., 11.752%, 6/6/11 (144A)               0.92
 4.    Atlas Reinsurance Plc, 10.885%, 1/10/11 (144A)                           0.91
 5.    Green Valley, Ltd., 4.24%, 1/10/11 (144A)                                0.91
 6.    Lodestone Re, Ltd., 8.369%, 5/17/13 (144A)                               0.90
 7.    Blue Fin, Ltd., 4.695%, 4/10/12 (144A)                                   0.84
 8.    SunGard Data Systems, Inc., Tranche A U.S.Term Loan, 2.006%, 2/28/14     0.82
 9.    U.S.I. Holdings Corp., Tranche B Term Loan, 2.76%, 5/5/14                0.80
10.    Carillon, Ltd., 15.507%, 1/10/11 (144A)                                  0.79

* This list excludes temporary cash investments and derivative investments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


      Pioneer Diversified High Income Trust | Semiannual Report | 10/31/10     9

Prices and Distributions | 10/31/10

Market Value per Common Share
--------------------------------------------------------------------------------

-----------------------------------------
             10/31/10         4/30/10
-----------------------------------------
             $ 20.78          $ 20.46
-----------------------------------------

Net Asset Value per Common Share
--------------------------------------------------------------------------------

-----------------------------------------
             10/31/10         4/30/10
-----------------------------------------
             $ 20.61          $ 20.17
-----------------------------------------

Distributions per Common Share: 5/1/10-10/31/10
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        Net
     Investment       Tax Return        Short-Term        Long-Term
      Income          of Capital       Capital Gains     Capital Gains
--------------------------------------------------------------------------------
     $  0.96             $ --             $ --              $ --
--------------------------------------------------------------------------------


10     Pioneer Diversified High Income Trust | Semiannual Report | 10/31/10

Performance Update | 10/31/10

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in market value, plus reinvested dividends and distributions, of a $10,000 investment made in common shares of Pioneer Diversified High Income Trust, compared to that of the combined (50%/50%) Bank of America/Merrill Lynch Global High Yield and Emerging Markets Plus Index and CSFB Leveraged Loan Index.


Cumulative Total Returns
(As of October 31, 2010)
----------------------------------------------------
                             Net Asset       Market
Period                       Value (NAV)     Price
----------------------------------------------------
Life-of-Trust
(5/30/07)                    31.76%          26.87%
1 Year                       22.87           35.51
----------------------------------------------------


[The following data was represented as a mountain chart in the printed material]

Value of $10,000 Investment

                                   50% BofA/ML
                                   Global HY and
                      Pioneer     EM Plus Index
                    Diversified      50% CSFB
                     High Income  Leveraged Loan
                       Trust          Index
5/07                10,000          10,000
10/07                8,661          10,034
10/08                6,149           7,683
10/09                9,362          10,570
10/10               12,687          12,116


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and your shares may trade below net asset value (NAV) due to such factors as interest rate changes and the perceived credit quality of borrowers.

Total investment return does not reflect broker sales charges or commissions. All performance is for common shares of the Trust.

Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and, once issued, shares of closed-end funds are sold in the open market through a stock exchange and frequently trade at prices lower than their NAV. NAV per common share is total assets less total liabilities, which includes bank borrowing, divided by the number of common shares outstanding.

When NAV is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at prices obtained under the Trust's dividend reinvestment plan.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Trust distributions.

The Bank of America/Merrill Lynch Global High Yield and Emerging Markets Plus Index tracks the performance of the below- and border-line investment-grade global debt markets denominated in the major developed market currencies. The Index includes sovereign issuers rated BBB1 and lower along with corporate issues rated BB1 and lower. There are no restrictions on issuer country of domicile. The CSFB Leveraged Loan Index is designed to mirror the investible universe of the U.S. dollar-denominated leveraged loan market. The CSFB Leveraged Loan Index consists of tradable term loans with at least one year to maturity and rated BBB or lower.

Index returns are calculated monthly, assume reinvestment of dividends and, unlike Trust returns, do not reflect any fees, expenses or sales charges. The indices are not leveraged. You cannot invest directly in an index.


     Pioneer Diversified High Income Trust | Semiannual Report | 10/31/10     11

Schedule of Investments | 10/31/10 (unaudited)


--------------------------------------------------------------------------------------------
Principal       S&P/Moody's
Amount          Ratings
USD ($)         (unaudited)                                                     Value
--------------------------------------------------------------------------------------------
                             ASSET BACKED SECURITIES -- 1.9% of Net Assets
                             CONSUMER SERVICES -- 0.4%
                             Restaurants -- 0.4%
  100,000        BB+/BAA3    DB Master Finance LLC, 5.779%, 6/20/31 (144A)      $    101,409
  500,000         BB-/BA3    DB Master Finance LLC, 8.285%, 6/20/31 (144A)           495,265
                                                                                ------------
                             Total Consumer Services                            $    596,674
--------------------------------------------------------------------------------------------
                             BANKS -- 0.8%
                             Thrifts & Mortgage Finance -- 0.8%
  246,741(a)      AA+/AA1    Ace Securities Corp., 1.162%, 12/25/34             $    191,091
  699,000(a)    BBB+/CAA2    Carrington Mortgage Loan Trust, 0.463%, 2/25/37         431,868
  504,783(a)       CCC/NR    Countrywide Asset-Backed Certificates,
                             0.713%, 3/25/47 (144A)                                  301,139
  217,958(a)        B-/B3    GSAMP Trust, 0.393%, 1/25/37                            195,599
  111,882(a)         A/A2    GSAMP Trust, 0.693%, 3/25/35                            107,579
  588,376(a)        CC/CA    Lehman XS Trust, 0.613%, 12/25/35                       189,839
                                                                                ------------
                             Total Banks                                        $  1,417,115
--------------------------------------------------------------------------------------------
                             DIVERSIFIED FINANCIALS -- 0.5%
                             Diversified Financial Services -- 0.4%
1,157,564(a)      B-/CAA1    Aircraft Finance Trust, 0.734%, 5/15/24 (144A)     $    607,721
   86,453(a)       B-/BA3    Aircraft Finance Trust, 0.754%, 5/15/24 (144A)           73,485
                                                                                ------------
                                                                                $    681,206
--------------------------------------------------------------------------------------------
                             Specialized Finance -- 0.1%
  150,000       BBB-/BAA3    Dominos Pizza Master Issuer LLC,
                             5.261%, 4/25/37 (144A)                             $    152,625
                                                                                ------------
                             Total Diversified Financials                       $    833,831
--------------------------------------------------------------------------------------------
                             REAL ESTATE -- 0.2%
                             Mortgage Real Estate Investment Trust -- 0.2%
  350,000           NR/NR    Real Estate Asset Trust, 10.0%, 9/25/40 (144A)     $    350,000
                                                                                ------------
                             Total Real Estate                                  $    350,000
--------------------------------------------------------------------------------------------
                             TOTAL ASSET BACKED SECURITIES
                             (Cost $3,215,065)                                  $  3,197,620
--------------------------------------------------------------------------------------------
                             COLLATERALIZED MORTGAGE OBLIGATIONS --
                             1.0% of Net Assets
                             BANKS -- 1.0%
                             Thrifts & Mortgage Finance -- 1.0%
  256,042(a)       CCC/B3    Countrywide Home Loans, 0.613%, 3/25/35            $     68,034
  509,719(a)        CC/CA    Downey Savings and Loan Association Mortgage Loan
                             Trust, 0.626%, 10/19/45                                 204,408
  251,213(a)         D/CA    Downey Savings and Loan Association Mortgage Loan
                             Trust, 0.676%, 10/19/45                                  19,316
1,133,699(a)       AAA/A3    Impac CMB Trust, 1.023%, 1/25/35                        930,194

The accompanying notes are an integral part of these financial statements.

12     Pioneer Diversified High Income Trust | Semiannual Report | 10/31/10

---------------------------------------------------------------------------------------------------
Principal               S&P/Moody's
Amount                  Ratings
USD ($)                 (unaudited)                                                     Value
---------------------------------------------------------------------------------------------------
                                       Thrifts & Mortgage Finance -- (continued)
       102,455(a)             D/B3     Impac Secured Assets CMN Owner Trust,
                                       0.353%, 11/25/36                                 $    94,238
       445,422(a)             D/CA     Luminent Mortgage Trust, 0.523%, 7/25/36              30,283
       381,532(a)          AAA/AA1     WaMu Mortgage Pass-Through Certificates,
                                       0.493%, 4/25/45                                      310,194
                                                                                        -----------
                                       Total Banks                                      $ 1,656,667
---------------------------------------------------------------------------------------------------
                                       TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                       (Cost $2,160,526)                                $ 1,656,667
---------------------------------------------------------------------------------------------------
                                       CORPORATE BONDS & NOTES -- 94.1% of Net Assets
                                       ENERGY -- 8.3%
                                       Coal & Consumable Fuels -- 1.0%
       850,000(b)           BB/BA3     Bumi Capital Pte, Ltd., 12.0%, 11/10/16 (144A)   $   931,812
       738,000              BB-/B1     Drummond Co., Inc., 9.0%, 10/15/14 (144A)            789,660
                                                                                        -----------
                                                                                        $ 1,721,472
---------------------------------------------------------------------------------------------------
                                       Oil & Gas Drilling -- 0.7%
       670,000                A/A3     Offshore Group Investments Ltd.,
                                       11.5%, 8/1/15 (144A)                             $   710,200
       500,000                B/NR     Pioneer Drilling Co, 9.875%, 3/15/18                 525,000
                                                                                        -----------
                                                                                        $ 1,235,200
---------------------------------------------------------------------------------------------------
                                       Oil & Gas Equipment & Services -- 2.4%
     1,500,000               B+/B1     American Petroleum Tankers LLC,
                                       10.25%, 5/1/15 (144A)                            $ 1,560,000
       730,000                B/B2     Expro Finance Luxembourg SCA,
                                       8.5%, 12/15/16 (144A)                                719,050
        65,067(c)            NR/NR     Nexus 1 Pte., Ltd., 10.5%, 3/7/12 (144A)                  65
     1,120,000               NR/NR     Oceanografia SA de CV, 11.25%, 7/15/15 (144A)        693,000
       600,000(a)            NR/NR     Sevan Marine ASA, 3.619%, 5/14/13 (144A)             513,000
 NOK 2,560,000(a)            NR/NR     Sevan Marine ASA, 7.92%, 10/24/12 (144A)             443,395
       154,800               NR/NR     Skeie Drilling & Production ASA,
                                       11.25%, 3/8/13 (144A)                                162,927
                                                                                        -----------
                                                                                        $ 4,091,437
---------------------------------------------------------------------------------------------------
                                       Oil & Gas Exploration & Production -- 2.9%
       505,000              BB-/B2     Berry Petroleum Co., 10.25%, 6/1/14              $   582,644
       125,000              BB/BA3     Chesapeake Energy Corp., 9.5%, 2/15/15               145,000
       970,000              BB-/B2     Hilcorp Energy I LP, 9.0%, 6/1/16 (144A)           1,023,350
       685,000                B/B3     Linn Energy LLC/Linn Energy Finance Corp,
                                       11.75%, 5/15/17                                      794,600
       472,000               NR/NR     Rosetta Resources, Inc., 9.5%, 4/15/18               492,060
 NOK 2,500,000               NR/NR     Norwegian Energy Co. AS, 12.9%, 11/20/14             446,800
 NOK 3,000,000(a)            NR/NR     PA Resources AB, 9.82%, 3/9/11                       504,322

The accompanying notes are an integral part of these financial statements.

     Pioneer Diversified High Income Trust | Semiannual Report | 10/31/10     13

---------------------------------------------------------------------------------------------------
Principal                S&P/Moody's
Amount                   Ratings
USD ($)                  (unaudited)                                                    Value
---------------------------------------------------------------------------------------------------
                                     Oil & Gas Exploration & Production -- (continued)
       240,000             B-/B3     Quicksilver Resources, Inc., 7.125%, 4/1/16        $   229,800
       670,000(d)          B+/B3     SandRidge Energy, Inc., 8.625%, 4/1/15                 683,400
                                                                                        -----------
                                                                                        $ 4,901,976
---------------------------------------------------------------------------------------------------
                                     Oil & Gas Refining & Marketing -- 0.8%
     1,310,000(b)           B/B2     Petroplus Finance, Ltd., 9.375%, 9/15/19 (144A)    $ 1,257,600
---------------------------------------------------------------------------------------------------
                                     Oil & Gas Storage & Transportation -- 0.5%
       500,000             B+/B1     Holly Energy Partners LP, 6.25%, 3/1/15            $   500,000
       450,000(a)         BB/BA1     Southern Union Co., 7.2%, 11/1/66                      415,125
                                                                                        -----------
                                                                                        $   915,125
                                                                                        -----------
                                     Total Energy                                       $14,122,810
---------------------------------------------------------------------------------------------------
                                     MATERIALS -- 11.4%
                                     Aluminum -- 0.8%
       300,000             B-/B3     CII Carbon LLC, 11.125%, 11/15/15 (144A)           $   318,750
     1,316,221(a)(d)     CCC+/B3     Noranda Aluminum Acquisition Corp.,
                                     5.274%, 5/15/15                                      1,122,078
                                                                                        -----------
                                                                                        $ 1,440,828
---------------------------------------------------------------------------------------------------
                                     Commodity Chemicals -- 0.2%
       300,000              C/WR     Montell Finance Co. BV, 8.1%, 3/15/27 (144A)       $   300,000
---------------------------------------------------------------------------------------------------
                                     Construction Materials -- 0.6%
       865,000           CCC+/B3     AGY Holding Corp., 11.0%, 11/15/14                 $   793,637
       300,000(a)(e)       B-/NR     C8 Capital SPV, Ltd., 6.64%, 12/31/49 (144A)           206,781
                                                                                        -----------
                                                                                        $ 1,000,418
---------------------------------------------------------------------------------------------------
                                     Diversified Chemicals -- 1.1%
EURO 1,275,000         CCC-/Caa3     Ineos Group Holdings Plc, 7.875%, 2/15/16 (144A)   $ 1,559,460
       275,000          CCC/CAA1     Momentive Performance Materials, Inc.,
                                     9.0%, 1/15/21 (144A)                                   285,313
                                                                                        -----------
                                                                                        $ 1,844,773
---------------------------------------------------------------------------------------------------
                                     Diversified Metals & Mining -- 1.6%
       371,096             NR/NR     Blaze Recycling & Metals LLC, 13.0%, 7/16/12       $   308,010
       195,000              B/B1     FMG Finance Pty., Ltd., 10.625%, 9/1/16 (144A)         287,625
       750,000            NR/BA3     Prime Dig Pte, Ltd., 11.75%, 11/3/14 (144A)            778,125
       428,000          BBB/BAA2     Teck Resources, Ltd., 10.25%, 5/15/16                  528,580
       750,000            BB/BA2     Vedanta Resources Plc, 9.5%, 7/18/18 (144A)            811,875
                                                                                        -----------
                                                                                        $ 2,714,215
---------------------------------------------------------------------------------------------------
                                     Forest Products -- 0.1%
EURO  186,000            BB-/BA3     Grupo Papelero Scribe SA, 8.875%, 4/7/20 (144A)    $   186,930
---------------------------------------------------------------------------------------------------
                                     Metal & Glass Containers -- 1.6%
     1,145,000           CCC+/B2     AEP Industries, Inc., 7.875%, 3/15/13              $ 1,136,412
EURO   255,000             NR/NR     Ardagh Glass Finance Plc, 9.25%, 7/1/16 (144A)         386,321

The accompanying notes are an integral part of these financial statements.

14     Pioneer Diversified High Income Trust | Semiannual Report | 10/31/10

---------------------------------------------------------------------------------------------------
Principal                S&P/Moody's
Amount                   Ratings
USD ($)                  (unaudited)                                                    Value
---------------------------------------------------------------------------------------------------
                                       Metal & Glass Containers -- (continued)
EURO   175,000               B-/B3     BWAY Holdings Co., 10.0%, 6/15/18 (144A)         $   190,750
EURO 1,000,000           CCC+/CAA2     BWAY Parent Co., Inc., 10.125%, 11/1/15 (144A)     1,000,000
                                                                                        -----------
                                                                                        $ 2,713,483
---------------------------------------------------------------------------------------------------
                                       Paper Packaging -- 1.2%
       750,103(c)(f)         NR/NR     Corporacion Durango SAB de CV, 6.0%, 8/27/16     $   678,843
       700,000           CCC+/CAA1     Graham Packaging Co., Inc., 9.875%, 10/15/14         726,250
       750,000              AAA/B3     U.S. Corrugated, Inc., 10.0%, 6/1/13                 697,500
                                                                                        -----------
                                                                                        $ 2,102,593
---------------------------------------------------------------------------------------------------
                                       Paper Products -- 1.7%
       667,000               NR/B1     ABI Escrow Corp., 10.25%, 10/15/18 (144A)        $   712,023
       500,000               B+/B1     Appleton Papers, Inc., 10.5%, 6/15/15 (144A)         482,500
       425,000               B+/B1     Cellu Tissue Holdings, Inc., 11.5%, 6/1/14           495,125
       260,000              BB/BA3     Clearwater Paper Corp., 10.625%, 6/15/16             299,650
       339,000                B/B3     Exopack Holding Corp., 11.25%, 2/1/14                352,560
       475,000                A/A3     Exopack Holdings Corp., 11.25%, 2/1/14 (144A)        494,000
                                                                                        -----------
                                                                                        $ 2,835,858
---------------------------------------------------------------------------------------------------
                                       Precious Metals & Minerals -- 0.3%
       500,000             BB-/BA3     ALROSA Finance SA, 8.875%, 11/17/14 (144A)       $   550,000
---------------------------------------------------------------------------------------------------
                                       Steel -- 2.2%
     1,245,000           CCC+/CAA2     Algoma Acquisition Corp., 9.875%, 6/15/15 (144A) $ 1,145,400
       450,000               B+/B3     Essar Steel Algoma, Inc., 9.375%, 3/15/15 (144A)     464,625
       250,000                B/B2     Evraz Group SA, 8.875%, 4/24/13 (144A)               267,100
       250,000(b)             B/B2     Evraz Group SA, 9.5%, 4/24/18 (144A)                 281,875
       500,000               NR/B3     Metinvest BV, 10.25%, 5/20/15 (144A)                 531,633
       920,000           CCC+/CAA1     Ryerson, Inc., 12.0%, 11/1/15                        956,800
EURO    50,000               CC/Ca     Zlomrex International Finance SA,
                                       8.5%, 2/1/14 (144A)                                   44,477
                                                                                        -----------
                                                                                        $ 3,691,910
                                                                                        -----------
                                       Total Materials                                  $19,381,008
---------------------------------------------------------------------------------------------------
                                       CAPITAL GOODS -- 7.2%
                                       Aerospace & Defense -- 0.8%
       750,000               B-/B3     Aeroflex. Inc., 11.75%, 2/15/15                  $   813,750
       405,000              BB/BA3     DigitalGlobe, Inc., 10.5%, 5/1/14                    457,650
        90,000               NR/NR     GeoEye, Inc., 9.625%, 10/1/15                        100,237
                                                                                        -----------
                                                                                        $ 1,371,637
---------------------------------------------------------------------------------------------------
                                       Building Products -- 0.3%
EURO   200,000(a)(e)         B-/NR     C 10 - EUR Capital SPV, Ltd., 6.277%, 5/29/49    $   170,957
       365,000               BB/B2     USG Corp., 9.75%, 8/1/14 (144A)                      381,425
                                                                                        -----------
                                                                                        $   552,382
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

     Pioneer Diversified High Income Trust | Semiannual Report | 10/31/10     15

---------------------------------------------------------------------------------------------------------
Principal           S&P/Moody's
Amount              Ratings
USD ($)             (unaudited)                                                                Value
---------------------------------------------------------------------------------------------------------
                                      Construction & Engineering -- 1.0%
     350,000              BB-/BA3     Dycom Industries, Inc., 8.125%, 10/15/15                $   358,750
     500,000                 B/B2     Esco Corp., 8.625%, 12/15/13 (144A)                         515,000
     850,000              B+/CAA1     New Enterprise Stone & Lime Co.,
                                      11.0%, 9/1/18 (144A)                                        811,750
                                                                                              -----------
                                                                                              $ 1,685,500
---------------------------------------------------------------------------------------------------------
                                      Construction & Farm Machinery & Heavy Trucks -- 1.4%
     720,000              B+/CAA1     American Railcar Industries, Inc., 7.5%, 3/1/14         $   729,000
     770,000             CCC/CAA2     Commercial Vehicle Group, Inc., 8.0%, 7/1/13                700,700
     950,000             CCC/CAA2     Greenbrier Companies, Inc., 8.375%, 5/15/15                 945,250
                                                                                              -----------
                                                                                              $ 2,374,950
---------------------------------------------------------------------------------------------------------
                                      Electrical Components & Equipment -- 0.5%
     750,000                 B/B3     Wireco Worldgroup, 9.5%, 5/15/17 (144A)                 $   791,250
                                                                                              -----------
                                                                                              $   791,250
---------------------------------------------------------------------------------------------------------
                                      Industrial Conglomerates -- 0.7%
     500,000                B-/NR     Cia Latinoamericana de Infraestructura & Servicios SA,
                                      9.75%, 5/10/12                                          $   485,000
     500,000(c)              D/WR     Indalex Holding Corp., 11.5%, 2/1/14                          3,900
     740,000            CCC+/CAA1     Park-Ohio Industries, Inc., 8.375%, 11/15/14                740,000
                                                                                              -----------
                                                                                              $ 1,228,900
---------------------------------------------------------------------------------------------------------
                                      Industrial Machinery -- 1.1%
     335,000                 B/B3     Liberty Tire Recycling, 11.0%, 10/1/16 (144A)           $   348,819
     875,000              CCC+/B3     Mueller Water Products, Inc., 7.375%, 6/1/17                791,875
     665,000                B+/NR     WPE International Cooperatief,
                                      10.375%, 9/30/20 (144A)                                     661,675
                                                                                              -----------
                                                                                              $ 1,802,369
---------------------------------------------------------------------------------------------------------
                                      Trading Companies & Distributors -- 1.4%
     150,000                 B/B3     Avis Budget Car Rental LLC / Avis Budget Finance,
                                      Inc., 9.625%, 3/15/18                                   $   161,250
   1,090,000                B-/B3     Intcomex, Inc., 13.25%, 12/15/14 (144A)                   1,155,400
   1,000,000                 B/B1     Wesco Distribution, Inc., 7.5%, 10/15/17                  1,020,000
                                                                                              -----------
                                                                                              $ 2,336,650
                                                                                              -----------
                                      Total Capital Goods                                     $12,143,638
---------------------------------------------------------------------------------------------------------
                                      COMMERCIAL & PROFESSIONAL SERVICES -- 0.4%
                                      Diversified Support Services -- 0.2%
     400,000(g)             NR/B3     MSX International, Ltd., UK, 12.5%, 4/1/12 (144A)       $   352,000
---------------------------------------------------------------------------------------------------------
                                      Environmental & Facilities Services -- 0.2%
     700,000(c)             NR/WR     Aleris International, Inc., 10.0%, 12/15/16             $     3,500
     210,000                B+/B2     Casella Waste Systems, Inc., 11.0%, 7/15/14                 232,312

The accompanying notes are an integral part of these financial statements.

16     Pioneer Diversified High Income Trust | Semiannual Report | 10/31/10

-------------------------------------------------------------------------------------------------------
Principal             S&P/Moody's
Amount                Ratings
USD ($)               (unaudited)                                                           Value
-------------------------------------------------------------------------------------------------------
                                       Environmental & Facilities Services -- (continued)
EURO   107,128           CCC+/Caa1     New Reclamation Group Pty., Ltd.,
                                       8.125%, 2/1/13 (144A)                                $   127,306
                                                                                             -----------
                                                                                            $   363,118
                                                                                             -----------
                                       Total Commercial & Professional Services             $   715,118
-------------------------------------------------------------------------------------------------------
                                       TRANSPORTATION -- 1.1%
                                       Air Freight & Logistics -- 0.6%
       929,000(b)        CCC+/CAA1     CEVA Group Plc, 11.5%, 4/1/18 (144A)                 $   982,484
-------------------------------------------------------------------------------------------------------
                                       Airlines -- 0.2%
       305,000             BB-/BA2     Delta Air Lines, Inc., 9.5%, 9/15/14 (144A)          $   335,500
-------------------------------------------------------------------------------------------------------
                                       Railroads -- 0.1%
       240,000              BB-/B1     Kansas City Southern de Mexico, 7.625%, 12/1/13      $   249,000
-------------------------------------------------------------------------------------------------------
                                       Trucking -- 0.2%
       300,000                B/B3     Syncreon Global Ireland, Ltd., 9.5%, 5/1/18 (144A)   $   310,500
                                                                                             -----------
                                       Total Transportation                                 $ 1,877,484
-------------------------------------------------------------------------------------------------------
                                       AUTOMOBILES & COMPONENTS -- 2.3%
                                       Auto Parts & Equipment -- 2.1%
       980,000(b)        CCC+/CAA2     Allison Transmission, Inc., 11.0%, 11/1/15 (144A)    $ 1,063,300
       160,000            CCC/CAA1     Stanadyne Corp., 10.0%, 8/15/14                          158,400
       500,000(f)        CCC-/CAA3     Stanadyne Corp., 12.0%, 2/15/15                          452,500
       700,000(b)           B/CAA1     Tenneco, Inc., 8.625%, 11/15/14                          724,500
     1,125,000(b)             B/B1     Tower Automotive Holdings USA LLC,
                                       10.625%, 9/1/17 (144A)                                 1,178,438
                                                                                             -----------
                                                                                            $ 3,577,138
-------------------------------------------------------------------------------------------------------
                                       Tires & Rubber -- 0.2%
       235,000(b)            B+/B1     Goodyear Tire & Rubber Co., 10.5%, 5/15/16           $   269,075
                                                                                             -----------
                                       Total Automobiles & Components                       $ 3,846,213
-------------------------------------------------------------------------------------------------------
                                       CONSUMER DURABLES & APPAREL -- 1.3%
                                       Homebuilding -- 0.7%
       430,000             BB-/BA3     Desarrolladora Homex SA de CV,
                                       9.5%, 12/11/19 (144A)                                $   494,837
       695,000               B+/B1     Meritage Homes Corp., 6.25%, 3/15/15                     698,475
                                                                                             -----------
                                                                                            $ 1,193,312
-------------------------------------------------------------------------------------------------------
                                       Housewares & Specialties -- 0.6%
     1,000,000           CCC+/CAA1     Yankee Acquisition Corp., 9.75%, 2/15/17             $ 1,042,500
                                                                                             -----------
                                       Total Consumer Durables & Apparel                    $ 2,235,812
-------------------------------------------------------------------------------------------------------

                                       CONSUMER SERVICES -- 2.5%
                                       Casinos & Gaming -- 2.3%
       500,000(c)            NR/WR     Buffalo Thunder Development Authority,
                                       9.375%, 12/15/14 (144A)                              $   130,000

The accompanying notes are an integral part of these financial statements.

     Pioneer Diversified High Income Trust | Semiannual Report | 10/31/10     17

-------------------------------------------------------------------------------------------------------
Principal             S&P/Moody's
Amount                Ratings
USD ($)               (unaudited)                                                           Value
-------------------------------------------------------------------------------------------------------
                                    Casinos & Gaming -- (continued)
EURO 1,155,000             B/B2     Codere Finance Luxembourg SA,
                                    8.25%, 6/15/15 (144A)                                   $ 1,625,393
       395,000            B+/B2     FireKeepers Development Authority,
                                    13.875%, 5/1/15 (144A)                                      463,137
       275,000(c)         NR/CA     Little Traverse Bay Bands of Odawa Indians,
                                    10.25%, 2/15/14 (144A)                                       93,844
     1,615,000(c)         NR/WR     Mashantucket Western Pequot Tribe,
                                    8.5%, 11/15/15 (144A)                                       226,100
EURO   500,000            B/B3      Peermont Global, Ltd., 7.75%, 4/30/14 (144A)                641,088
       603,000           BB-/B1     Scientific Games International, Inc., 9.25%, 6/15/19        658,024
       585,000(c)         NR/WR     Station Casinos, Inc., 6.625%, 3/15/18                           70
                                                                                            -----------
                                                                                            $ 3,837,656
-------------------------------------------------------------------------------------------------------
                                    Specialized Consumer Services -- 0.2%
       350,000            B-/B3     StoneMor Operating LLC/Cornerstone Family Services/
                                    Osiris Holdings, 10.25%, 12/1/17 (144A)                 $   378,438
                                                                                            -----------
                                    Total Consumer Services                                 $ 4,216,094
-------------------------------------------------------------------------------------------------------
                                    MEDIA -- 4.1%
                                    Advertising -- 0.8%
       716,000           BB-/B2     MDC Partners, Inc., 11.0%, 11/1/16 (144A)               $   794,760
       800,000          B-/CAA2     Sitel LLC/Sitel Finance Corp., 11.5%, 4/1/18 (144A)         646,000
                                                                                            -----------
                                                                                            $ 1,440,760
-------------------------------------------------------------------------------------------------------
                                    Broadcasting -- 2.8%
       182,676             B/B2     CCH II LLC, 13.5%, 11/30/16                             $   218,754
       840,000             B/B1     Hughes Network Systems LLC, 9.5%, 4/15/14                   875,700
       959,570        CCC+/CAA3     Intelsat Bermuda, Ltd., 11.5%, 2/4/17                     1,037,535
       500,000            B+/B3     Intelsat Subsidiary Holding Co., Ltd., 8.5%, 1/15/13        504,375
       430,000          B-/CAA1     Telesat Canada, 12.5%, 11/1/17                              507,400
     1,451,560(d)     CCC+/CAA2     Univision Communications, Inc.,
                                    9.75%, 3/15/15 (144A)                                     1,536,839
                                                                                            -----------
                                                                                            $ 4,680,603
-------------------------------------------------------------------------------------------------------
                                    Publishing -- 0.5%
       600,000        CCC+/CAA2     Cengage Learning Acquisitions, Inc.,
                                    10.5%, 1/15/15 (144A)                                   $   621,000
       245,000          B-/CAA1     Interactive Data Corp., 10.25%, 8/1/18 (144A)               267,969
                                                                                            -----------
                                                                                            $   888,969
                                                                                            -----------
                                    Total Media                                             $ 7,010,332
-------------------------------------------------------------------------------------------------------
                                    RETAILING -- 1.6%
                                    Distributors -- 0.7%
     1,163,000            B-/B3     Minerva Overseas II, Ltd.,
                                    10.875%, 11/15/19 (144A)                                $ 1,242,956
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18     Pioneer Diversified High Income Trust | Semiannual Report | 10/31/10

---------------------------------------------------------------------------------------------------------
Principal            S&P/Moody's
Amount              Ratings
USD ($)             (unaudited)                                                               Value
---------------------------------------------------------------------------------------------------------
                                      Internet Retail -- 0.4%
      640,000                B/B1     Ticketmaster Entertainment, Inc., 10.75%, 7/28/16       $   708,800
---------------------------------------------------------------------------------------------------------
                                      Specialty Stores -- 0.5%
      800,000(b)           B/CAA1     Sally Holdings LLC, 10.5%, 11/15/16                     $   878,000
                                                                                              -----------
                                      Total Retailing                                         $ 2,829,756
---------------------------------------------------------------------------------------------------------
                                      FOOD, BEVERAGE & TOBACCO -- 4.2%
                                      Agricultural Products -- 0.7%
    1,127,000               B+/B3     Southern States Cooperative, Inc.,
                                      11.25%, 5/15/15 (144A)                                  $ 1,194,620
---------------------------------------------------------------------------------------------------------
                                      Packaged Foods & Meats -- 2.2%
      650,000               NR/B1     Bertin Ltda, 10.25%, 10/5/16 (144A)                     $   725,205
      491,000               NR/B2     Corporacion Pesquera Inca SAC,
                                      9.0%, 2/10/17 (144A)                                        517,391
      750,000               B-/B3     FAGE Dairy Industry SA/FAGE USA Dairy Industry, Inc.,
                                      9.875%, 2/1/20 (144A)                                       686,853
      224,421(d)            NR/NR     Independencia International, Ltd.,
                                      12.0%, 12/30/16 (144A)                                        6,733
      475,000               B+/B1     Marfrig Overseas, Ltd., 9.5%, 5/4/20 (144A)                 508,700
      700,000               B+/B1     Marfrig Overseas, Ltd., 9.625%, 11/16/16 (144A)             756,875
      275,000                B/B3     Minerva Overseas II, Ltd.,
                                      10.875%, 11/15/19 (144A)                                    293,906
      275,000(f)            NR/B2     SA Fabrica de Produtos Alimenticios Vigor,
                                      9.25%, 2/23/17 (144A)                                       277,957
                                                                                              -----------
                                                                                              $ 3,773,620
---------------------------------------------------------------------------------------------------------
                                      Tobacco -- 1.3%
    2,015,000               B+/B2     Alliance One International, Inc., 10.0%, 7/15/16        $ 2,216,500
                                                                                              -----------
                                      Total Food, Beverage & Tobacco                          $ 7,184,740
---------------------------------------------------------------------------------------------------------
                                      HOUSEHOLD & PERSONAL PRODUCTS -- 0.5%
                                      Personal Products -- 0.5%
      300,000               B-/NR     Revlon Consumer Products Corp., 9.75%, 11/15/15         $   312,750
      500,000              B/CAA1     Reynolds Group Issuer, Inc., 9.0%, 4/15/19                  519,375
                                                                                              -----------
                                      Total Household & Personal Products                     $   832,125
---------------------------------------------------------------------------------------------------------
                                      HEALTH CARE EQUIPMENT & SERVICES -- 4.6%
                                      Health Care Services -- 2.6%
      378,000               B-/B3     BioScrip, Inc., 10.25%, 10/1/15                         $   399,735
    1,185,000               BB/NR     DASA Finance Corp., 8.75%, 5/29/18 (144A)                 1,333,125
      476,000               B-/B2     Gentiva Health Services, Inc., 11.5%, 9/1/18 (144A)         520,030
    1,170,000(b)        CCC+/CAA1     Surgical Care Affiliates, Inc., 10.0%, 7/15/17 (144A)     1,205,100
      796,459(d)            B-/B3     Surgical Care Affiliates, Inc.,
                                      8.875%, 7/15/15 (144A)                                      818,362
                                                                                              -----------
                                                                                              $ 4,276,352
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

     Pioneer Diversified High Income Trust | Semiannual Report | 10/31/10     19

---------------------------------------------------------------------------------------------------------
Principal                S&P/Moody's
Amount                   Ratings
USD ($)                  (unaudited)                                                           Value
---------------------------------------------------------------------------------------------------------
                                           Health Care Equipment -- 1.0%
        750,000              CCC+/CAA2     Accellent, Inc., 10.0%, 11/1/17 (144A)             $   744,375
      1,000,000                   B/B2     Icon Health & Fitness, 11.875%, 10/15/16 (144A)        990,000
                                                                                              -----------
                                                                                              $ 1,734,375
---------------------------------------------------------------------------------------------------------
                                           Health Care Supplies -- 1.0%
        750,000                 B/CAA1     Bausch & Lomb, Inc., 9.875%, 11/1/15               $   815,625
        815,000(d)               B-/B3     Biomet, Inc., 10.375%, 10/15/17                        910,762
                                                                                              -----------
                                                                                              $ 1,726,387
                                                                                              -----------
                                           Total Health Care Equipment & Services             $ 7,737,114
---------------------------------------------------------------------------------------------------------
                                           PHARMACEUTICALS & BIOTECHNOLOGY & LIFE SCIENCES -- 0.7%
                                           Biotechnology -- 0.3%
        543,000                  B+/B2     Lantheus Medical Imaging, Inc.,
                                           9.75%, 5/15/17 (144A)                              $   567,435
---------------------------------------------------------------------------------------------------------
                                           Life Sciences Tools & Services -- 0.4%
        131,406(d)              B/CAA1     Catalent Pharma Solutions, Inc., 9.5%, 4/15/15     $   133,377
        420,000                  B+/B3     PharmaNet Development Group, Inc.,
                                           10.875%, 4/15/17 (144A)                                436,800
                                                                                              -----------
                                                                                              $   570,177
                                                                                              -----------
                                           Total Pharmaceuticals & Biotechnology &
                                           Life Sciences                                      $ 1,137,612
---------------------------------------------------------------------------------------------------------
                                           BANKS -- 1.6%
                                           Diversified Banks -- 0.9%
        400,000(a)(e)           BB/BA3     ABN Amro North American Holding Preferred Capital
                                           Repackage Trust I, 6.523%, 12/29/49 (144A)         $   348,000
        700,000                 NR/BA2     Banco Macro SA, 10.75%, 6/7/12                         509,250
        500,000(a)(b)            NR/B2     Banco Macro SA, 9.75%, 12/18/36                        490,000
  BRL   350,000                 AAA/NR     International Finance Corp., 9.25%, 3/15/13            210,776
         15,747                   A/A3     JSC Temirbank, 14.0%, 6/30/22 (144A)                    18,104
                                                                                              -----------
                                                                                              $ 1,576,130
---------------------------------------------------------------------------------------------------------
                                           Regional Banks -- 0.7%
        600,000(a)(e)         BBB/BAA3     PNC Financial Services Group, Inc., 8.25%          $   629,267
        500,000(a)(e)           A-/BA1     Wells Fargo Capital XV, 9.75%, 12/29/49                561,550
                                                                                              -----------
                                                                                              $ 1,190,817
                                                                                              -----------
                                           Total Banks                                        $ 2,766,947
---------------------------------------------------------------------------------------------------------
                                           DIVERSIFIED FINANCIALS -- 7.6%
                                           Asset Management & Custody Banks -- 0.6%
        375,000(f)            BB+/BAA3     Janus Capital Group, Inc., 6.5%, 6/15/12           $   393,025
        665,000               BB+/BAA3     Janus Capital Group, Inc., 6.95%, 6/15/17              696,444
                                                                                              -----------
                                                                                              $ 1,089,469
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20     Pioneer Diversified High Income Trust | Semiannual Report | 10/31/10

-----------------------------------------------------------------------------------------------------------
Principal               S&P/Moody's
Amount                  Ratings
USD ($)                 (unaudited)                                                              Value
-----------------------------------------------------------------------------------------------------------
                                          Consumer Finance -- 0.2%
EURO   200,000                  B+/B1     TVN Finance Corp II AB, 10.75%, 11/15/17 (144A)       $   315,506
-----------------------------------------------------------------------------------------------------------
                                          Investment Banking & Brokerage -- 0.2%
       450,000(a)(e)         BBB/BAA2     Goldman Sachs Capital II, 5.793%, 12/29/49            $   386,438
-----------------------------------------------------------------------------------------------------------
                                          Other Diversified Financial Services -- 4.6%
EURO   500,000(a)              BB-/NR     ATLAS VI Capital, Ltd., 10.135%, 4/6/13 (144A)        $   711,695
       400,000(b)             B-/CAA1     Blue Acquisition Sub, Inc., 9.875%, 10/15/18 (144A)       431,000
       311,937                  NR/NR     BTA Bank JSC, 0.0%, 7/1/ 20                                21,836
        34,213                   A/A3     BTA Bank JSC, Sub Note, 7.2%, 7/1/25                       26,943
       150,993(f)                A/A3     BTA Bank JSC, 10.75%, 7/1/18                              169,489
     1,500,000(a)                A/A3     Caelus Re II, Ltd., 6.5%, 5/24/13                       1,522,800
       400,000(a)               BB/NR     Ibis Re, Ltd., 10.507%, 5/10/12 (144A)                    434,480
     1,000,000(a)               B+/NR     Ibis Re, Ltd., 9.407%, 5/3/13 (144A)                    1,003,200
     2,000,000(a)               BB/NR     Lodestone Re, Ltd., 8.369%, 5/17/13 (144A)              2,052,600
       100,000                  NR/B2     Nara Cable Funding, 8.875%, 12/1/18 (144A)                138,989
     1,000,000(a)               NR/NR     Redwood Capital XI, Ltd., 6.407%, 1/7/11 (144A)         1,004,000
       250,000(a)                A/A3     Residential Reinsurance, 0.0%, 6/6/13 (144A)              260,250
                                                                                                -----------
                                                                                                $ 7,777,282
-----------------------------------------------------------------------------------------------------------
                                          Specialized Finance -- 2.0%
       500,000                BB/BAA3     Capital One Capital V, 10.25%, 8/15/39                $   542,500
     1,000,000(a)               B-/NR     Montana Re, Ltd., 13.502%, 12/7/12 (144A)               1,018,100
       425,000                  B+/NR     National Money Mart Co., 10.375%, 12/15/16                463,250
       825,000               CCC/CAA2     NCO Group, Inc., 11.875%, 11/15/14                        701,250
       755,000(a)            CCC/CAA1     NCO Group, Inc., 5.125%, 11/15/13                         607,775
                                                                                                -----------
                                                                                                $ 3,332,875
                                                                                                -----------
                                          Total Diversified Financials                          $12,901,570
-----------------------------------------------------------------------------------------------------------
                                          INSURANCE -- 21.9%
                                          Insurance Brokers -- 1.7%
       250,000               CCC/CAA1     Alliant Holdings I, Inc., 11.0%, 5/1/15 (144A)        $   262,812
     1,050,000              CCC+/CAA1     HUB International Holdings, Inc.,
                                          10.25%, 6/15/15 (144A)                                  1,052,625
       827,000(a)              CCC/B3     U.S.I. Holdings Corp., 4.125%, 11/15/14 (144A)            715,355
       804,000               CCC/CAA1     U.S.I. Holdings Corp., 9.75%, 5/15/15 (144A)              806,010
                                                                                                -----------
                                                                                                $ 2,836,802
-----------------------------------------------------------------------------------------------------------
                                          Multi-Line Insurance -- 1.3%
     1,000,000(a)             BB/BAA3     Liberty Mutual Group, Inc., 7.0%, 3/15/37 (144A)      $   936,561
     1,000,000(a)             BB/BAA3     Liberty Mutual Group, Inc., 10.75%, 6/15/58 (144A)      1,240,000
        65,000                 BB-/NR     Sul America Participacoes SA,
                                          8.625%, 2/15/12 (144A)                                     68,088
                                                                                                -----------
                                                                                                $ 2,244,649
-----------------------------------------------------------------------------------------------------------
                                          Reinsurance -- 18.9%
     1,500,000(a)              BB+/NR     Akibare, Ltd., 3.201%, 5/22/12 (144A)                 $ 1,512,750

The accompanying notes are an integral part of these financial statements.

     Pioneer Diversified High Income Trust | Semiannual Report | 10/31/10     21

----------------------------------------------------------------------------------------------------------
Principal                S&P/Moody's
Amount                   Ratings
USD ($)                  (unaudited)                                                            Value
----------------------------------------------------------------------------------------------------------
                                           Reinsurance -- (continued)
         1,000,000(a)        BB+/NR        Akibare, Ltd., 3.401%, 5/22/12 (144A)               $ 1,008,400
    EURO 1,500,000(a)         B-/NR        Atlas Reinsurance Plc, 10.885%, 1/10/11 (144A)        2,074,415
         2,000,000(a)        BB+/NR        Blue Fin, Ltd., 4.695%, 4/10/12 (144A)                1,923,200
         1,000,000(a)        BB-/NR        Blue Fin, Ltd., 13.804%, 4/16/12 (144A)               1,070,200
         1,000,000(a)         BB/NR        Caelus Re, Ltd., 6.502%, 6/7/11 (144A)                1,014,500
         1,750,000(a)          B/NR        Carillon, Ltd., 15.507%, 1/10/11 (144A)               1,792,175
         1,500,000(a)        BB+/NR        East Lane Re, Ltd., 7.249%, 5/6/11 (144A)             1,544,250
         1,750,000(a)        BB+/NR        Fhu-Jin, Ltd., 4.149%, 8/10/11 (144A)                 1,776,425
         1,000,000(a)        BB+/A2        Foundation Re III, Ltd., 5.806%, 2/3/14 (144A)        1,005,300
         1,000,000(a)         NR/B1        GlobeCat, Ltd., 6.292%, 1/2/13 (144A)                 1,013,500
           350,000(a)         NR/B3        GlobeCat, Ltd., 9.542%, 1/2/13 (144A)                   338,310
    EURO 1,500,000(a)        BB+/NR        Green Valley, Ltd., 4.24%, 1/10/11 (144A)             2,073,164
           600,000(a)        BB+/NR        Merna Reinsurance II, Ltd., 3.807%, 4/8/13 (144A)       606,660
           250,000(a)          B/NR        MultiCat Mexico, Ltd., Series 2009-I Class A,
                                           11.657%, 10/19/12 (144A)                                267,225
           250,000(a)          B/NR        MultiCat Mexico, Ltd., Series 2009-I Class B,
                                           10.407%, 10/19/12 (144A)                                266,775
           250,000(a)          B/NR        MultiCat Mexico, Ltd., Series 2009-I Class C,
                                           10.407%, 10/19/12 (144A)                                266,775
           250,000(a)        BB-/NR        MultiCat Mexico, Ltd., Series 2009-I Class D,
                                           10.407%, 10/19/12 (144A)                                264,200
         2,500,000(a)         NR/NR        Muteki, Ltd., 4.65%, 5/24/11 (144A)                   2,505,250
           500,000(a)         BB/NR        Mystic Re II, Ltd., 12.252%, 3/20/12 (144A)             537,900
         1,000,000(a)         NR/B2        Nelson Re, Ltd., 4.75%, 6/6/11 (144A)                   987,700
         1,000,000(a)         NR/NR        Newton Re, Ltd., 4.932%, 12/24/10 (144A)              1,001,400
         1,000,000(a)         NR/NR        Newton Re, Ltd., 7.232%, 12/24/10 (144A)              1,007,200
           425,000(a)        BB-/NR        Residential Reinsurance 2008, Ltd.,
                                           7.002%, 6/6/11 (144A)                                   437,070
         2,000,000(a)          B/NR        Residential Reinsurance 2008, Ltd.,
                                           11.752%, 6/6/11 (144A)                                2,101,000
         1,000,000(a)         B-/NR        Successor X, Ltd., 0.0%, 12/9/10 (144A)                 974,900
           600,000(a)         B-/NR        Successor X, Ltd., 0.0%, 12/9/10 (144A)                 592,140
           500,000(a)         B-/NR        Successor X, Ltd., 9.907%, 4/4/13 (144A)                462,250
         1,250,000(a)         NR/NR        Successor X, Ltd., 11.907%, 4/4/13 (144A)             1,133,500
           500,000(a)         NR/NR        Successor X, Ltd., 16.907%, 4/4/13 (144A)               446,950
                                                                                               -----------
                                                                                               $32,005,484
                                                                                               -----------
                                           Total Insurance                                     $37,086,935
----------------------------------------------------------------------------------------------------------
                                           REAL ESTATE -- 0.3%
                                           Real Estate Operating Companies -- 0.3%
            65,489            B-/NR        Alto Palermo SA, 11.0%, 6/11/12 (144A)              $    28,356
           410,000            B-/NR        IRSA Inversiones y Representaciones SA,
                                           8.5%, 2/2/17 (144A)                                     407,950
                                                                                               -----------
                                           Total Real Estate                                   $   436,306
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22     Pioneer Diversified High Income Trust | Semiannual Report | 10/31/10

-----------------------------------------------------------------------------------------------------
Principal          S&P/Moody's
Amount             Ratings
USD ($)            (unaudited)                                                             Value
-----------------------------------------------------------------------------------------------------
                                     SOFTWARE & SERVICES -- 2.4%
                                     Application Software -- 0.8%
1,390,000              CCC+/CAA2     Vangent, Inc., 9.625%, 2/15/15                       $ 1,266,638
-----------------------------------------------------------------------------------------------------
                                     Data Processing & Outsourced Services -- 0.5%
  900,000                B-/CAA1     First Data Corp., 9.875%, 9/24/15                    $   760,500
-----------------------------------------------------------------------------------------------------
                                     Internet Software & Services -- 0.6%
  905,000                  B-/B1     Terremark Worldwide, Inc., 12.0%, 6/15/17            $ 1,038,488
-----------------------------------------------------------------------------------------------------
                                     IT Consulting & Other Services -- 0.2%
  405,000               CCC/CAA1     Activant Solutions, Inc., 9.5%, 5/1/16               $   389,306
-----------------------------------------------------------------------------------------------------
                                     Systems Software -- 0.3%
  729,523(d)(h)            NR/NR     Pegasus Solutions, Inc., 13.0%, 4/15/14 (144A)       $   547,142
                                                                                          -----------
                                     Total Software & Services                            $ 4,002,074
-----------------------------------------------------------------------------------------------------
                                     TECHNOLOGY HARDWARE & EQUIPMENT -- 0.6%
                                     Computer Storage & Peripherals -- 0.3%
  430,000               BBB/BAA3     Seagate Technology International, Inc.,
                                     10.0%, 5/1/14 (144A)                                 $   524,600
-----------------------------------------------------------------------------------------------------
                                     Electronic Equipment & Instruments -- 0.3%
  486,000                   B/B1     Da-Lite Screen Co., Inc., 12.5%, 4/1/15              $   498,757
                                                                                          -----------
                                     Total Technology Hardware & Equipment                $ 1,023,357
-----------------------------------------------------------------------------------------------------
                                     TELECOMMUNICATION SERVICES -- 6.1%
                                     Alternative Carriers -- 0.7%
  945,000                   B/B2     Global Crossing, Ltd., 12.0%, 9/15/15                $ 1,079,663
-----------------------------------------------------------------------------------------------------
                                     Integrated Telecommunication Services -- 2.9%
  910,000                  B-/B3     Broadview Networks Holdings, Inc., 11.375%, 9/1/12   $   891,800
  388,000                  B-/B3     Cincinnati Bell, Inc., 8.75%, 3/15/18                    375,390
1,250,000                 BB-/B2     GCI, Inc., 7.25%, 2/15/14                              1,275,000
  750,000                  B/BA3     PAETEC Holding Corp., 8.875%, 6/30/17                    808,125
1,010,000              CCC+/CAA1     PAETEC Holding Corp., 9.5%, 7/15/15                    1,068,075
  500,000                 B+/BA3     Windstream Corp., 8.625%, 8/1/16                         531,250
                                                                                          -----------
                                                                                          $ 4,949,640
-----------------------------------------------------------------------------------------------------
                                     Wireless Telecommunication Services -- 2.5%
  550,000                  NR/NR     Bakrie Telecom Tbk PT, 11.5%, 5/7/15 (144A)          $   600,875
  300,000              CCC+/CAA1     Digicel Group, Ltd., 10.5%, 4/15/18 (144A)               330,375
  750,000                  NR/NR     NII Capital Corp, 10.0%, 8/15/16                         850,313
  790,000(b)             BB+/BA2     OJSC Vimpel Communications,
                                     9.125%, 4/30/18 (144A)                                   894,675
1,330,000                  B-/B2     True Move Co., Ltd., 10.375%, 8/1/14 (144A)            1,433,075
  100,000                  B-/B2     True Move Co., Ltd., 10.75%, 12/16/13 (144A)             108,000
                                                                                          -----------
                                                                                          $ 4,217,313
                                                                                          -----------
                                     Total Telecommunication Services                     $10,246,616
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

     Pioneer Diversified High Income Trust | Semiannual Report | 10/31/10     23

-------------------------------------------------------------------------------------------------------
Principal        S&P/Moody's
Amount           Ratings
USD ($)          (unaudited)                                                                Value
-------------------------------------------------------------------------------------------------------
                                   UTILITIES -- 3.4%
                                   Electric Utilities -- 0.9%
   750,000               B-/NR     Cia de Transporte de Energia Electrica de Alta Tension
                                   SA, 8.875%, 12/15/16 (144A)                             $    706,875
   239,000               B-/B2     Empresa Distribuidora Y Comercializadora Norte,
                                   9.75%, 10/25/22                                              248,614
   510,000(b)         CCC/CAA2     Texas Competitive Electric Holdings LLC,
                                   15.0%, 4/1/21 (144A)                                         502,350
                                                                                           ------------
                                                                                           $  1,457,839
-------------------------------------------------------------------------------------------------------
                                   Gas Utilities -- 1.0%
   490,000              B+/BA3     Inergy, L.P., 8.25%, 3/1/16                             $    514,500
 1,135,000               B-/B2     Transportadora de Gas del Sur SA,
                                   7.875%, 5/14/17 (144A)                                     1,119,394
                                                                                           ------------
                                                                                           $  1,633,894
-------------------------------------------------------------------------------------------------------
                                   Independent Power Producers & Energy Traders -- 1.4%
 1,200,000                A/A3     Foresight Energy Corp., 9.625%, 8/15/17 (144A)          $  1,284,000
   500,000             BB-/BA3     Intergen NV, 9.0%, 6/30/17 (144A)                            540,000
   500,000               NR/B2     Star Energy Geothermal (Wayang Windu), Ltd.,
                                   11.5%, 2/12/15 (144A)                                        570,470
                                                                                           ------------
                                                                                           $  2,394,470
-------------------------------------------------------------------------------------------------------
                                   Multi-Utilities -- 0.1%
   225,000             BB-/BA2     PNM Resources, Inc., 9.25%, 5/15/15                     $    243,563
                                                                                           ------------
                                   Total Utilities                                         $  5,729,766
-------------------------------------------------------------------------------------------------------
                                   TOTAL CORPORATE BONDS & NOTES
                                   (Cost $155,306,853)                                     $159,463,427
-------------------------------------------------------------------------------------------------------
                                   CONVERTIBLE BONDS & NOTES -- 3.0% of Net Assets
                                   MATERIALS -- 0.9%
                                   Diversified Chemicals -- 0.9%
 1,900,000(g)           BB-/NR     Hercules, Inc., 6.5%, 6/30/29                           $  1,520,000
                                                                                           ------------
                                   Total Materials                                         $  1,520,000
-------------------------------------------------------------------------------------------------------
                                   CAPITAL GOODS -- 0.2%
                                   Electrical Components & Equipment -- 0.2%
   150,000               NR/NR     JA Solar Holdings Co., Ltd., 4.5%, 5/15/13              $    144,375
   271,000               NR/NR     Suntech Power Holdings Co., Ltd., 3.0%, 3/15/13              242,545
                                                                                           ------------
                                   Total Capital Goods                                     $    386,920
-------------------------------------------------------------------------------------------------------
                                   TRANSPORTATION -- 0.5%
                                   Marine -- 0.5%
   990,000           CCC+/CAA3     Horizon Lines, Inc., 4.25%, 8/15/12                     $    905,850
                                                                                           ------------
                                   Total Transportation                                    $    905,850
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24     Pioneer Diversified High Income Trust | Semiannual Report | 10/31/10

---------------------------------------------------------------------------------------------
Principal            S&P/Moody's
Amount               Ratings
USD ($)              (unaudited)                                                  Value
---------------------------------------------------------------------------------------------
                                    MEDIA -- 0.3%
                                    Movies & Entertainment -- 0.3%
       659,000            B-/NR     Live Nation, Inc., 2.875%, 7/15/27            $   568,388
                                                                                  -----------
                                    Total Media                                   $   568,388
---------------------------------------------------------------------------------------------
                                    HEALTH CARE EQUIPMENT & SERVICES -- 0.9%
                                    Health Care Equipment & Services -- 0.6%
     1,040,000(f)        BB+/NR     Hologic, Inc., 2.0%, 12/15/37                 $   980,200
---------------------------------------------------------------------------------------------
                                    Health Care Facilities -- 0.3%
       405,000             B/NR     LifePoint Hospitals, Inc., 3.5%, 5/15/14      $   402,469
---------------------------------------------------------------------------------------------
                                    Health Care Services -- 0.0%
        50,000            B+/B1     Omnicare, Inc., 3.25%, 12/15/35               $    44,563
                                                                                  -----------
                                    Total Health Care Equipment & Services        $ 1,427,232
---------------------------------------------------------------------------------------------
                                    TELECOMMUNICATION SERVICES -- 0.2%
                                    Wireless Telecommunication Services -- 0.2%
       250,000            B-/NR     NII Holdings, Inc., 3.125%, 6/15/12           $   243,750
                                                                                  -----------
                                    Total Telecommunication Services              $   243,750
---------------------------------------------------------------------------------------------
                                    TOTAL CONVERTIBLE BONDS & NOTES
                                    (Cost $3,984,843)                             $ 5,052,140
---------------------------------------------------------------------------------------------
                                    SOVEREIGN DEBT OBLIGATION -- 0.7% of Net Assets
                                    Brazil -- 0.7%
 BRL 1,750,000        BBB-/Baa3     Brazilian Government International Bond,
                                    10.25%, 1/10/28                               $ 1,116,538
---------------------------------------------------------------------------------------------
                                    TOTAL SOVEREIGN DEBT OBLIGATION
                                    (Cost $947,421)                               $ 1,116,538
---------------------------------------------------------------------------------------------
                                    SENIOR FLOATING RATE LOAN INTERESTS -- 32.9% of Net
                                    Assets (i)
                                    ENERGY -- 1.1%
                                    Coal & Consumable Fuels -- 0.3%
       450,000            BB/NR     Bumi Resources Term Loan, 11.2534%, 8/5/32    $   450,000
---------------------------------------------------------------------------------------------
                                    Integrated Oil & Gas -- 0.6%
       818,056            NR/B2     Big West Oil LLC, Term Loan, 12.0%, 7/23/15   $   832,883
       288,536          BB-/BA3     Hudson Products Holdings, Inc., Term Loan,
                                    8.5%, 8/24/15                                     278,618
                                                                                  -----------
                                                                                  $ 1,111,501
---------------------------------------------------------------------------------------------
                                    Oil & Gas Exploration & Production -- 0.2%
       299,848           BB-/B3     Venoco, Inc., Second Lien Term Loan,
                                    4.313%, 5/7/14                                $   284,169
                                                                                  -----------
                                    Total Energy                                  $ 1,845,670
---------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

     Pioneer Diversified High Income Trust | Semiannual Report | 10/31/10     25

----------------------------------------------------------------------------------------------
Principal     S&P/Moody's
Amount        Ratings
USD ($)       (unaudited)                                                          Value
----------------------------------------------------------------------------------------------
                              MATERIALS -- 3.7%
                              Diversified Chemicals -- 0.9%
  480,095         BB+/BA1     Huntsman International LLC, New Dollar Term Loan B,
                              1.7835%, 4/19/14                                     $   469,404
  333,688            B/B2     Ineos US Finance LLC, Facility Term Loan B-2,
                              7.5%, 12/16/13                                           341,752
  365,000            B/B2     Ineos US Finance LLC, Facility Term Loan C-2,
                              8.0%, 12/16/14                                           373,821
  240,625          BB/BA2     Solutia, Inc., Term Loan, 4.75%, 3/17/17                 242,730
                                                                                   -----------
                                                                                   $ 1,427,707
----------------------------------------------------------------------------------------------
                              Forest Products -- 0.8%
1,500,000          NR/BA3     Ainsworth Lumber Co., Ltd., Term Loan,
                              5.313%, 6/26/14                                      $ 1,426,875
----------------------------------------------------------------------------------------------
                              Paper Packaging -- 0.6%
  459,023           B+/B1     Graham Packaging Co., LP, Term Loan C,
                              6.75%, 4/5/14                                        $   463,695
   90,000           B+/B1     Graham Packaging Co., LP, Term Loan, 6.0%,
                              9/23/16                                                   91,041
  430,852           B-/B3     Graphic Packaging International, Inc., Incremental
                              Term Loan, 3.0373%, 5/16/14                              428,025
                                                                                   -----------
                                                                                   $   982,761
----------------------------------------------------------------------------------------------
                              Paper Products -- 0.6%
  962,401          BB+/NR     Georgia-Pacific LLC, Term Loan B, 2.21%, 12/23/12    $   962,564
----------------------------------------------------------------------------------------------
                              Precious Metals & Minerals -- 0.1%
  225,000           NR/NR     Fairmount Minerals, Tranche B Term Loan,
                              6.25%, 8/5/16                                        $   227,906
----------------------------------------------------------------------------------------------
                              Specialty Chemicals -- 0.2%
  100,000            B/B2     Chemtura Corp., Facility Term Loan, 6.0%, 2/11/11    $   100,250
  250,000          NR/BA1     Chemtura Corp., Facility Term Loan, 5.5%, 8/29/16        252,395
                                                                                   -----------
                                                                                   $   352,645
----------------------------------------------------------------------------------------------
                              Steel -- 0.5%
  903,140(d)(h)      B/B3     Niagara Corp., New Term Loan, 10.5%, 6/29/14         $   894,108
                                                                                   -----------
                              Total Materials                                      $ 6,274,566
----------------------------------------------------------------------------------------------
                              CAPITAL GOODS -- 3.1%
                              Aerospace & Defense -- 1.7%
  698,721           B-/NR     Aeroflex, Inc., Tranche B-2 Term Loan,
                              4.125%, 8/15/14                                      $   692,608
  605,843          BB-/B1     DAE Aviation Holdings, Inc., Tranche B-1 Term Loan,
                              4.04%, 7/31/14                                           583,124
  247,984           BB/B1     Hunter Defense Technologies, Inc., Term Loan,
                              3.54%, 8/22/14                                           235,895
  487,310         BB+/BA3     Spirit Aerosystems, Inc., Term Loan B-1,
                              3.5391%, 9/30/16                                         481,371

The accompanying notes are an integral part of these financial statements.


26     Pioneer Diversified High Income Trust | Semiannual Report | 10/31/10

-----------------------------------------------------------------------------------------------------
Principal         S&P/Moody's
Amount            Ratings
USD ($)           (unaudited)                                                             Value
-----------------------------------------------------------------------------------------------------
                                  Aerospace & Defense -- (continued)
       586,653         BB-/B1     Standard Aero, Ltd., Tranche B-2 Term Loan,
                                  4.04%, 7/31/14                                          $   564,654
       383,232         BB/BA2     TASC, Inc., Tranche A Term Loan, 5.5%, 12/18/14             384,988
                                                                                          -----------
                                                                                          $ 2,942,640
-----------------------------------------------------------------------------------------------------
                                  Construction & Farm Machinery & Heavy Trucks -- 0.4%
       497,542         BB/BA2     Bucyrus International, Inc., Tranche C Dollar Term
                                  Loan, 4.5%, 2/19/16                                     $   503,513
       210,687        BB+/BA2     Manitowoc Co., Inc., Term Loan B, 8.0%, 11/6/14             211,506
                                                                                          -----------
                                                                                          $   715,019
-----------------------------------------------------------------------------------------------------
                                  Construction & Engineering -- 0.7%
EURO 1,125,000          B+/B1     Goodman Global, Inc., Term Loan, 5.75%, 10/6/16         $ 1,126,688
-----------------------------------------------------------------------------------------------------
                                  Industrial Conglomerates -- 0.2%
EURO   250,000         BB/BA2     Tomkins Plc, Term Loan, 6.75%, 9/7/16                   $   253,262
-----------------------------------------------------------------------------------------------------
                                  Industrial Machinery -- 0.1%
EURO   122,656          NR/NR     SIG Euro Holding AG & Co. KGaA, European Term
                                  Loan, 6.25%, 11/5/15                                    $   171,118
                                                                                          -----------
                                  Total Capital Goods                                     $ 5,208,727
-----------------------------------------------------------------------------------------------------
                                  COMMERCIAL & PROFESSIONAL SERVICES -- 2.3%
                                  Commercial Printing -- 0.1%
         3,742        BB-/BA2     Cenveo Corp., Delayed Draw Term Loan,
                                  4.7916%, 6/21/13                                        $     3,714
       131,084        BB-/BA3     Cenveo Corp., Facility Term Loan C,
                                  4.7916%, 6/21/13                                            130,080
                                                                                          -----------
                                                                                          $   133,794
-----------------------------------------------------------------------------------------------------
                                  Diversified Commercial & Professional Services -- 0.4%
       668,675         BB+/B1     Asset Acceptance Capital Corp., Tranche B Term Loan,
                                  3.7981%, 6/12/13                                        $   647,500
-----------------------------------------------------------------------------------------------------
                                  Diversified Support Services -- 0.3%
       300,004        B-/CAA1     Rental Service Corp., Second Lien Initial Term Loan,
                                  3.76%, 11/30/13                                         $   294,529
       250,000         B+/BA2     SHG Services LLC, Term Loan B, 7.5%, 9/23/16                247,969
                                                                                          -----------
                                                                                          $   542,498
-----------------------------------------------------------------------------------------------------
                                  Environmental & Facilities Services -- 1.3%
       249,372          NR/NR     Advanced Disposal Services, Inc., Term Loan B,
                                  6.0%, 1/14/15                                           $   250,930
       815,000          B+/B1     Brickman Group Holdings, Inc., Tranche B Term Loan,
                                  7.25%, 10/14/16                                             824,679
       123,438         B+/BA2     Casella Waste Systems, Inc., Term Loan B,
                                  7.0%, 4/9/14                                                124,595

The accompanying notes are an integral part of these financial statements.


     Pioneer Diversified High Income Trust | Semiannual Report | 10/31/10     27

------------------------------------------------------------------------------------------------
Principal        S&P/Moody's
Amount           Ratings
USD ($)          (unaudited)                                                         Value
------------------------------------------------------------------------------------------------
                                 Environmental & Facilities Services -- (continued)
1,209,375            BB-/BA3     Synagro Technologies, Inc., First Lien Term Loan,
                                 2.26%, 4/2/14                                       $ 1,052,156
                                                                                     -----------
                                                                                     $ 2,252,360
------------------------------------------------------------------------------------------------
                                 Security & Alarm Services -- 0.2%
  249,375              BB/B1     Protection One, Inc., Term Loan, 6.0%, 6/4/16       $   249,998
                                                                                     -----------
                                 Total Commercial & Professional Services            $ 3,826,150
------------------------------------------------------------------------------------------------
                                 TRANSPORTATION -- 1.1%
                                 Air Freight & Logistics -- 0.9%
  439,482             NR/BA2     Ceva Group Plc, Pre-Funded LC Loan,
                                 0.19%, 11/4/13                                      $   394,801
1,295,243             NR/BA2     Ceva Group Plc, U.S. Term Loan, 3.2553%, 11/4/13      1,163,560
                                                                                     -----------
                                                                                     $ 1,558,361
------------------------------------------------------------------------------------------------
                                 Airlines -- 0.2%
  248,077             B+/BA2     Delta Air Lines, Inc., Second Lien Term Loan,
                                 3.5391%, 4/30/14                                    $   240,738
                                                                                     -----------
                                 Total Transportation                                $ 1,799,099
------------------------------------------------------------------------------------------------
                                 AUTOMOBILES & COMPONENTS -- 1.7%
                                 Auto Parts & Equipment -- 0.8%
  141,275             B+/BA3     Federal-Mogul Corp., Tranche B Term Loan,
                                 2.1975%, 12/29/14                                   $   125,757
   72,079             B+/BA3     Federal-Mogul Corp., Tranche C Term Loan,
                                 2.1975%, 12/28/15                                        64,162
  259,335              B+/B3     HHI Group Holdings LLC, Term Loan, 10.5%, 3/30/15       263,225
  600,000              NR/B1     Metaldyne LLC, First Lien Term Loan B,
                                 7.75%, 10/22/16                                         605,250
  225,000               B/NR     United Components, Inc., First Lien Term Loan,
                                 6.25%, 3/23/17                                          227,363
                                                                                     -----------
                                                                                     $ 1,285,757
------------------------------------------------------------------------------------------------
                                 Automobile Manufacturers -- 0.3%
  551,449             B-/BA3     Ford Motor Co., Tranche B-1 Term Loan,
                                 3.0375%, 12/15/13                                   $   546,813
------------------------------------------------------------------------------------------------
                                 Tires & Rubber -- 0.6%
1,000,000             BB/BA1     Goodyear Tire & Rubber Co., Second Lien Term Loan,
                                 2.21%, 4/30/14                                      $   964,583
                                                                                     -----------
                                 Total Automobiles & Components                      $ 2,797,153
------------------------------------------------------------------------------------------------
                                 CONSUMER DURABLES & APPAREL -- 0.3%
                                 Leisure Products -- 0.3%
  505,603            BB-/BA3     SRAM LLC, Term Loan, 5.01%, 4/30/15                 $   506,867
                                                                                     -----------
                                 Total Consumer Durables & Apparel                   $   506,867
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


28     Pioneer Diversified High Income Trust | Semiannual Report | 10/31/10

----------------------------------------------------------------------------------------------------
Principal         S&P/Moody's
Amount            Ratings
USD ($)           (unaudited)                                                            Value
----------------------------------------------------------------------------------------------------
                                  CONSUMER SERVICES -- 0.1%
                                  Casinos & Gaming -- 0.1%
  945,000(b)              D/C     Gateway Casinos & Entertainment, Inc., Advance
                                  Second Lien Term Loan, 5.787%, 3/31/15                 $   165,671
                                                                                         -----------
                                  Total Consumer Services                                $   165,671
----------------------------------------------------------------------------------------------------
                                  MEDIA -- 3.2%
                                  Advertising -- 0.6%
  995,000              BB/BA2     Affinion Group, Inc., Tranche B Term Loan,
                                  5.0%, 10/9/16                                          $   983,806
----------------------------------------------------------------------------------------------------
                                  Broadcasting -- 1.4%
  494,776               NR/NR     Fox Co. Acquisition Sub LLC, Term Loan,
                                  7.5%, 7/14/15                                          $   491,065
  919,342              B+/BA3     Insight Midwest Holdings LLC, Term Loan B,
                                  2.0207%, 4/7/14                                            889,628
  412,740              BB/BA2     TWCC Holding Corp., Replacement Term Loan,
                                  5.0%, 9/14/15                                              415,173
  595,722               NR/NR     Univision Communications, Inc., First Lien Term Loan,
                                  4.506%, 3/29/17                                            564,235
                                                                                         -----------
                                                                                         $ 2,360,101
----------------------------------------------------------------------------------------------------
                                  Cable & Satellite -- 0.3%
  553,026               B-/B1     WideOpenWest Finance LLC, Series A Term Loan,
                                  6.7563%, 6/30/14                                       $   542,888
                                                                                         -----------
                                                                                         $   542,888
----------------------------------------------------------------------------------------------------
                                  Movies & Entertainment -- 0.5%
  235,416              NR/BA1     Cinedigm Digital Funding I, LLC, Term Loan,
                                  5.25%, 4/29/16                                         $   234,239
  661,242               B+/B1     Lodgenet Entertainment Corp., Closing Date Term
                                  Loan, 2.29%, 4/4/14                                        629,282
                                                                                         -----------
                                                                                         $   863,521
----------------------------------------------------------------------------------------------------
                                  Publishing -- 0.4%
  872,462               B+/B1     RH Donnelley, Inc., Term Loan, 9.0%, 10/24/14          $   744,865
                                                                                         -----------
                                  Total Media                                            $ 5,495,181
----------------------------------------------------------------------------------------------------
                                  RETAILING -- 0.5%
                                  Automotive Retail -- 0.2%
  250,000              BB+/NR     Autotrader.com, Inc., Tranche B Term Loan,
                                  6.0%, 6/14/16                                          $   251,094
----------------------------------------------------------------------------------------------------
                                  Specialty Stores -- 0.3%
  547,250              B+/BA3     Savers, Inc., Term Loan, 5.75%, 3/11/16                $   549,302
                                                                                         -----------
                                  Total Retailing                                        $   800,396
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


     Pioneer Diversified High Income Trust | Semiannual Report | 10/31/10     29

------------------------------------------------------------------------------------------------
Principal       S&P/Moody's
Amount          Ratings
USD ($)         (unaudited)                                                          Value
------------------------------------------------------------------------------------------------
                                FOOD, BEVERAGE & TOBACCO -- 0.3%
                                Packaged Foods & Meats -- 0.3%
  500,000             NR/NR     Pierre Foods, Inc., First Lien Term Loan,
                                11.25%, 9/29/17                                      $   496,407
                                                                                     -----------
                                Total Food, Beverage & Tobacco                       $   496,407
------------------------------------------------------------------------------------------------
                                FOOD & STAPLES RETAILING -- 0.3%
                                Food Retail -- 0.3%
  487,500             NR/B2     Bi-Lo LLC, Term Loan, 9.5%, 5/12/15                  $   496,031
                                                                                     -----------
                                Total Food & Staples Retailing                       $   496,031
------------------------------------------------------------------------------------------------
                                HOUSEHOLD & PERSONAL PRODUCTS -- 0.4%
                                Household Products -- 0.1%
  248,438           BB-/BA3     Reynolds Group Holdings, Inc., Term Loan,
                                6.25%, 5/5/16                                        $   250,844
------------------------------------------------------------------------------------------------
                                Personal Products -- 0.3%
  250,000            NR/BA3     NBTY, Inc., Term Loan B, 6.25%, 10/1/17              $   253,593
  248,750            B+/BA3     Revlon Consumer Products Corp., Term Loan,
                                6.0%, 3/11/15                                            249,505
                                                                                     -----------
                                                                                     $   503,098
                                                                                     -----------
                                Total Household & Personal Products                  $   753,942
------------------------------------------------------------------------------------------------
                                HEALTH CARE EQUIPMENT & SERVICES -- 3.1%
                                Health Care Facilities -- 1.3%
  248,750              B/B1     Ardent Medical Services, Inc., Term Loan,
                                6.5%, 9/15/15                                        $   247,195
   49,830            BB/BA3     Community Health Systems, Inc., Delayed Draw Term
                                Loan, 2.549%, 7/25/14                                     48,957
  969,382            BB/BA3     Community Health Systems, Inc., Term Loan,
                                2.549%, 7/25/14                                          952,418
  704,908             B+/B3     Hanger Orthopedic Group, Inc., Tranche B Term Loan,
                                2.26%, 5/26/13                                           702,485
   82,579            B+/BA2     HCA, Inc., Tranche B-1 Term Loan, 2.54%, 11/18/13         80,910
  198,040            BB/BA3     HCA, Inc., Tranche B-2 Term Loan, 3.54%, 3/31/17         194,631
                                                                                     -----------
                                                                                     $ 2,226,596
------------------------------------------------------------------------------------------------
                                Health Care Services -- 0.5%
  468,825           BB-/BA3     Inventiv Health, Inc., Term Loan B, 6.5%, 8/4/16     $   472,121
  373,125             NR/B1     Prime Healthcare Services, Inc., Term Loan B,
                                7.25%, 4/28/15                                           358,200
                                                                                     -----------
                                                                                     $   830,321
------------------------------------------------------------------------------------------------
                                Health Care Supplies -- 1.0%
  112,147            BB-/B1     Bausch & Lomb, Inc., Delayed Draw Term Loan,
                                3.5053%, 4/24/15                                     $   109,572
  462,455            BB-/B1     Bausch & Lomb, Inc., Parent Term Loan,
                                3.5268%, 4/24/15                                         451,840

The accompanying notes are an integral part of these financial statements.


30     Pioneer Diversified High Income Trust | Semiannual Report | 10/31/10

------------------------------------------------------------------------------------------------
Principal       S&P/Moody's
Amount          Ratings
USD ($)         (unaudited)                                                          Value
------------------------------------------------------------------------------------------------
                                Health Care Supplies -- (continued)
  483,750             B+/B2     IM US Holdings LLC, First Lien Term Loan, 2.2699%,
                                6/26/14                                              $   467,726
  600,000             B+/B2     IM US Holdings LLC, Second Lien Term Loan,
                                4.502%, 6/26/15                                          582,563
                                                                                     -----------
                                                                                     $ 1,611,701
------------------------------------------------------------------------------------------------
                                Health Care Technology -- 0.3%
  247,560            BB/BA3     IMS Health, Inc., Tranche B Dollar Term Loan,
                                5.25%, 2/26/16                                       $   250,319
  400,000              B/B2     Medical Card System, Inc., First Lien Term Loan,
                                12.0%, 9/17/15                                           400,000
                                                                                     -----------
                                                                                     $   650,319
                                                                                     -----------
                                Total Health Care Equipment & Services               $ 5,318,937
------------------------------------------------------------------------------------------------
                                PHARMACEUTICALS & BIOTECHNOLOGY & LIFE SCIENCES -- 1.5%
                                Biotechnology -- 0.6%
  366,864            BB+/B1     Warner Chilcott Co. LLC, Term Loan A,
                                6.0%, 10/30/14                                       $   366,992
  177,089            BB+/B1     Warner Chilcott Co. LLC, Term Loan B- 1,
                                6.25%, 4/30/15                                           178,113
  294,885            BB+/B1     Warner Chilcott Co. LLC, Term Loan B- 2,
                                6.25%, 4/30/15                                           296,590
  119,100            B+/BA3     Warner Chilcott Co. LLC, Term Loan B- 3,
                                6.25%, 4/30/15                                           119,736
                                                                                     -----------
                                                                                     $   961,431
------------------------------------------------------------------------------------------------
                                Life Sciences Tools & Services -- 0.7%
1,337,923           BB-/BA3     Catalent Pharma Solutions, Inc., Dollar Term Loan,
                                2.505%, 4/10/14                                      $ 1,257,369
------------------------------------------------------------------------------------------------
                                Pharmaceuticals -- 0.2%
  384,393            BB/BA3     Mylan, Inc., U.S. Tranche B Term Loan,
                                3.563%, 10/2/14                                      $   385,534
                                                                                     -----------
                                Total Pharmaceuticals & Biotechnology &
                                Life Sciences                                        $ 2,604,334
------------------------------------------------------------------------------------------------
                                DIVERSIFIED FINANCIALS -- 1.1%
                                Specialized Finance -- 1.1%
  828,360            BB-/B3     Ace Cash Express, Inc., Term Loan, 3.289%, 10/5/13   $   722,744
  249,375           BB+/BA2     MSCI, Inc., Term Loan, 4.75%, 6/1/16                     251,206
  842,403            B+/BA3     Collect Acquisition Corp., Advance Term Loan B,
                                7.434%, 5/15/13                                          818,535
                                                                                     -----------
                                                                                     $ 1,792,485
                                                                                     -----------
                                Total Diversified Financials                         $ 1,792,485
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


     Pioneer Diversified High Income Trust | Semiannual Report | 10/31/10     31

---------------------------------------------------------------------------------------------------
Principal        S&P/Moody's
Amount           Ratings
USD ($)          (unaudited)                                                            Value
---------------------------------------------------------------------------------------------------
                                 INSURANCE -- 3.3%
                                 Insurance Brokers -- 2.4%
1,434,600              B-/B3     Alliant Holdings I, Inc., Term Loan, 3.289%, 8/21/14   $ 1,395,149
  127,875               B/B3     HUB International, Ltd., Delay Draw Term Loan,
                                 2.79%, 6/13/14                                             122,679
  568,886               B/B3     HUB International, Ltd., Initial Term Loan,
                                 2.79%, 6/13/14                                             545,768
   99,000              B-/B3     U.S.I. Holdings Corp., Series C Term Loan,
                                 7.0%, 5/5/14                                                96,978
1,935,000              B-/B2     U.S.I. Holdings Corp., Tranche B Term Loan,
                                 2.76%, 5/5/14                                            1,815,674
                                                                                        -----------
                                                                                        $ 3,976,248
---------------------------------------------------------------------------------------------------
                                 Multi-Line Insurance -- 0.9%
  790,101              B-/B2     AmWins Group, Inc., Initial Term Loan,
                                 2.7958%, 6/8/13                                        $   737,263
1,000,000             CCC/B3     AmWins Group, Inc., Second Lien Initial Term Loan,
                                 5.8%, 6/9/14                                               855,000
                                                                                        -----------
                                                                                        $ 1,592,263
                                                                                        -----------
                                 Total Insurance                                        $ 5,568,511
---------------------------------------------------------------------------------------------------
                                 REAL ESTATE -- 0.1%
                                 Real Estate Development -- 0.1%
  248,750            BB-/BA3     Ozburn-Hessey Holding Co., LLC, First Lien Term Loan,
                                 7.5%, 4/8/16                                           $   251,704
                                                                                        -----------
                                 Total Real Estate                                      $   251,704
---------------------------------------------------------------------------------------------------
                                 SOFTWARE & SERVICES -- 3.9%
                                 Application Software -- 0.8%
  972,010              B+/B1     Nuance Communications, Inc., Term Loan,
                                 2.01%, 3/29/13                                         $   955,912
  500,000            NR/CAA1     Vertafore, Inc., Second Lien Term Loan,
                                 0.0%, 10/18/17                                             506,250
                                                                                        -----------
                                                                                        $ 1,462,162
---------------------------------------------------------------------------------------------------
                                 Internet Software & Services -- 0.6%
  565,000               B/B1     Savvis, Inc., Term Loan, 6.75%, 8/4/16                 $   572,698
  444,332              B+/B1     Web Service Co., LLC, Term Loan, 7.0%, 8/28/14             443,222
                                                                                        -----------
                                                                                        $ 1,015,920
---------------------------------------------------------------------------------------------------
                                 IT Consulting & Other Services -- 1.7%
  390,988              B+/B1     Activant Solutions, Inc., Term Loan, 2.313%, 5/2/13    $   377,955
  546,710              B+/B2     Keane International, Inc., Closing Date Term Loan,
                                 2.55%, 6/4/13                                              543,293
   42,654              B+/B2     Keane International, Inc., Synthetic LC Loan,
                                 2.415%, 6/4/13                                              42,387

The accompanying notes are an integral part of these financial statements.


32     Pioneer Diversified High Income Trust | Semiannual Report | 10/31/10

---------------------------------------------------------------------------------------------------
Principal        S&P/Moody's
Amount           Ratings
USD ($)          (unaudited)                                                            Value
---------------------------------------------------------------------------------------------------
                                 IT Consulting & Other Services -- (continued)
1,929,825             BB/BA3     SunGard Data Systems, Inc., Tranche A U.S.Term Loan,
                                 2.006%, 2/28/14                                        $ 1,880,711
                                                                                        -----------
                                                                                        $ 2,844,346
---------------------------------------------------------------------------------------------------
                                 Systems Software -- 0.8%
1,354,712            BB-/BA3     Vangent, Inc., Term Loan, 2.32%, 2/14/13               $ 1,300,524
                                                                                        -----------
                                 Total Software & Services                              $ 6,622,952
---------------------------------------------------------------------------------------------------
                                 TECHNOLOGY HARDWARE & EQUIPMENT -- 0.4%
                                 Communications Equipment -- 0.1%
 248,125              BB/BA3     TowerCo Finance LLC, Term Loan, 6.0%, 11/24/14         $   251,020
---------------------------------------------------------------------------------------------------
                                 Electronic Equipment & Instruments -- 0.3%
 488,773             BB-/BA3     Scitor Corp., Term Loan, 4.51%, 9/26/14                $   481,442
                                                                                        -----------
                                 Total Technology Hardware & Equipment                  $   732,462
---------------------------------------------------------------------------------------------------
                                 SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 0.4%
                                 Semiconductor Equipment -- 0.4%
 775,257               B-/NR     Freescale Semiconductor, Inc., Extended Maturity Term
                                 Loan, 4.506%, 12/1/16                                  $   731,326
                                                                                        -----------
                                 Total Semiconductors & Semiconductor Equipment         $   731,326
---------------------------------------------------------------------------------------------------
                                 TELECOMMUNICATION SERVICES -- 0.3%
                                 Integrated Telecommunication Services -- 0.3%
  87,566              BB/BA3     Cincinnati Bell, Inc., Tranche B Term Loan,
                                 6.5%, 6/11/17                                          $    88,229
 430,483               B+/B2     Telesat Canada, U.S. Term I Loan, 3.26%, 10/31/14          423,565
  36,977               B+/B2     Telesat Canada, U.S. Term II Loan, 3.26%, 10/31/14          36,383
                                                                                        -----------
                                                                                        $   548,177
                                                                                        -----------
                                 Total Telecommunication Services                       $   548,177
---------------------------------------------------------------------------------------------------
                                 UTILITIES -- 0.7%
                                 Electric Utilities -- 0.3%
 656,703               B+/B1     Texas Competitive Electric Holdings Co. LLC, Initial
                                 Tranche B-2 Term Loan, 3.923%, 10/10/14                $   516,661
---------------------------------------------------------------------------------------------------
                                 Independent Power Producers & Energy Traders -- 0.4%
 496,024              BB-/B1     Calpine Corp., First Priority Term Loan,
                                 3.165%, 3/29/14                                        $   494,350
 184,378               B+/B2     Mach Gen LLC, First Lien Synthetic LC Loan,
                                 0.04%, 2/22/13                                             172,240
                                                                                        -----------
                                                                                        $   666,590
                                                                                        -----------
                                 Total Utilities                                        $ 1,183,251
---------------------------------------------------------------------------------------------------
                                 TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                                 (Cost $57,090,658)                                     $55,819,999
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


     Pioneer Diversified High Income Trust | Semiannual Report | 10/31/10     33

--------------------------------------------------------------------------
Shares                                                         Value
--------------------------------------------------------------------------
                 COMMON STOCKS -- 0.7% of Net Assets
                 MATERIALS -- 0.4%
                 Commodity Chemicals -- 0.3%
   12,897(j)     Georgia Gulf Corp.                            $   260,906
    6,542(j)     Lyondell Basell Industries NV                     175,718
    5,905(j)     Lyondell Basell Industries NV (Class B)           158,785
                                                               -----------
                                                               $   595,409
--------------------------------------------------------------------------
                 Forest Products -- 0.0%
   13,963(j)     Ainsworth Lumber Co., Ltd.                    $    31,834
--------------------------------------------------------------------------
                 Steel -- 0.1%
   15,083(h)(j)  Niagara Corp.                                 $   105,430
                                                               -----------
                 Total Materials                               $   732,673
--------------------------------------------------------------------------
                 AUTOMOBILES & COMPONENTS -- 0.3%
                 Auto Parts & Equipment -- 0.3%
    5,014(j)     Lear Corp.                                    $   443,238
                                                               -----------
                 Total Automobiles & Components                $   443,238
--------------------------------------------------------------------------
                 DIVERSIFIED FINANCIALS -- 0.0%
                 Diversified Financial Services -- 0.0%
      731        BTA Bank JSC (144A)                           $    16,996
                                                               -----------
                 Total Diversified Financials                  $    16,996
--------------------------------------------------------------------------
                 ENERGY -- 0.0%
                 Oil & Gas Drilling -- 0.0%
    1,109        Rowan Companies, Inc.                         $    36,486
                                                               -----------
                 Total Energy                                  $    36,486
--------------------------------------------------------------------------
                 MEDIA -- 0.0%
                 Cable & Satellite -- 0.0%
      213(j)     Charter Communications, Inc.                  $     6,903
                                                               -----------
                 Total Media                                   $     6,903
--------------------------------------------------------------------------
                 SOFTWARE & SERVICES -- 0.0%
                 Systems Software -- 0.0%
    2,114(h)(j)  Perseus Holding Corp. (144A)                  $        --
                                                               -----------
                 Total Software & Services                     $        --
--------------------------------------------------------------------------
                 TOTAL COMMON STOCKS
                 (Cost $938,427)                               $ 1,236,296
--------------------------------------------------------------------------
                 CONVERTIBLE PREFERRED STOCK -- 0.3% of Net Assets
                 DIVERSIFIED FINANCIALS -- 0.3%
                 Other Diversified Financial Services -- 0.3%
      470        Bank of America Corp.                         $   445,090
                                                               -----------
                 Total Diversified Financials                  $   445,090
--------------------------------------------------------------------------
                 TOTAL CONVERTIBLE PREFERRED STOCK
                 (Cost $382,900)                               $   445,090
--------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


34     Pioneer Diversified High Income Trust | Semiannual Report | 10/31/10

-----------------------------------------------------------------------------
Shares                                                            Value
-----------------------------------------------------------------------------
                         PREFERRED STOCK -- 0.0% of Net Assets
                         SOFTWARE & SERVICES -- 0.0%
                         Systems Software -- 0.0%
    1,110(h)(j)          Perseus Holding Corp. (144A)             $        --
                                                                  -----------
                         Total Software & Services                $        --
-----------------------------------------------------------------------------
                         TOTAL PREFERRED STOCK
                         (Cost $0)                                $        --
-----------------------------------------------------------------------------
                         RIGHTS/WARRANTS -- 0.0% of Net Assets
                         REAL ESTATE -- 0.0%
                         Real Estate Development -- 0.0%
  750,000(k)(j)          Neo-China Group Holdings, Ltd., Expires
                         7/22/12 (144A)                           $       967
-----------------------------------------------------------------------------
                         TOTAL RIGHTS/WARRANTS
                         (Cost $17,012)                           $       967
-----------------------------------------------------------------------------
                         ESCROW HOLDINGS -- 0.0% of Net Assets
                         AUTOMOBILES & COMPONENTS -- 0.0%
                         Auto Parts & Equipment -- 0.0%
1,140,000(h)(j)          Lear Corp.                               $        11
                                                                  -----------
                         Total Automobiles & Components           $        11
-----------------------------------------------------------------------------
                         TOTAL ESCROW HOLDINGS
                         (Cost $0)                                $        11
-----------------------------------------------------------------------------


------------------------------------------------------------------------------
Principal
Amount
USD ($)
------------------------------------------------------------------------------
                      TEMPORARY CASH INVESTMENTS -- 4.1% of Net Assets
                      SECURITIES LENDING COLLATERAL -- 4.1%(l)
                      Certificates of Deposit:
  195,087             Bank of Nova Scotia, 0.37%, 9/29/11          $   195,087
  136,561             BBVA Group NY, 0.61%, 7/26/11                    136,561
  195,087             BNP Paribas Bank NY, 0.38%, 11/8/10              195,087
   97,544             BNP Paribas Bank NY, 0.3%, 1/20/11                97,544
  195,087             Canadian Imperial Bank of Commerce NY,
                      0.29%, 4/27/11                                   195,087
   97,544             DNB Nor Bank ASA NY, 0.27%, 11/10/10              97,544
  195,087             Nordea New York, 0.5%, 12/10/10                  195,087
  195,087             RoboBank Netherland NV NY, 0.44%, 8/8/11         195,087
  195,087             Royal Bank of Canada NY, 0.26%, 1/21/11          195,087
  195,087             SocGen NY, 0.34%, 11/10/10                       195,087
   97,544             Svenska NY, 0.275%, 11/12/10                      97,544
                                                                   -----------
                                                                   $ 1,794,802
------------------------------------------------------------------------------
                      Commercial Paper:
  117,052             American Honda Finance, 0.28%, 5/4/11        $   117,052
   78,427             American Honda Finance, 1.04%, 6/20/11            78,427

The accompanying notes are an integral part of these financial statements.


     Pioneer Diversified High Income Trust | Semiannual Report | 10/31/10     35

------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                        Value
------------------------------------------------------------------------------------------
                      Commercial Paper: -- (continued)
   71,740             Australia & New Zealand Banking Group,
                      1.04%, 8/4/11                                            $    71,740
  199,005             Caterpillar Financial Services Corp., 1.04%, 6/24/11         199,005
  214,596             CBA, 0.31%, 1/3/11                                           214,596
  136,508             CHARFD, 0.31%, 12/14/10                                      136,508
  117,023             CLIPPR, 0.28%, 12/1/10                                       117,023
  172,144             FAIRPP, 0.3%, 11/9/10                                        172,144
   78,016             FASCO, 0.27%, 12/1/10                                         78,016
  195,111             Federal Home Loan Bank, 0.37%, 6/1/11                        195,111
   97,539             GE Corp., 0.34%, 1/26/11                                      97,539
   19,498             General Electric Capital Corp., 0.37%, 6/6/11                 19,498
   78,016             OLDLLC, 0.27%, 12/1/10                                        78,016
  106,893             OLDLLC, 0.27%, 12/2/10                                       106,893
  194,876             SEB, 0.0%, 2/7/11                                            194,876
   97,484             SOCNAM, 0.0%, 1/14/11                                         97,484
   97,517             SRCPP, 0.27%, 12/6/10                                         97,517
  146,358             STRAIT, 0.25%, 12/8/10                                       146,358
   97,491             TBLLC, 0.0%, 1/10/11                                          97,491
   97,519             TBLLC, 0.27%, 12/2/10                                         97,519
  195,087             Toyota Motor Credit Corp., 0.44%, 9/8/11                     195,087
  118,848             VARFUN, 0.35%, 1/20/11                                       118,848
  117,056             Wachovia, 0.39%, 3/22/11                                     117,056
   78,097             Wachovia, 0.42%, 10/15/11                                     78,097
  195,087             Westpac, 0.31%, 07/29/11                                     195,087
                                                                               -----------
                                                                               $ 3,116,988
------------------------------------------------------------------------------------------
                      Tri-party Repurchase Agreements:
  521,160             Barclays Capital Markets, 0.22%, 11/1/10                 $   521,160
  390,176             Deutsche Bank Securities, Inc., 0.21%, 11/1/10               390,176
  390,176             HSBC Bank USA NA, 0.22% 11/1/10                              390,176
  195,087             RBS Securities, Inc., 0.22%, 11/1/10                         195,087
                                                                               -----------
                                                                               $ 1,496,599
------------------------------------------------------------------------------------------

 Shares
                     Money Market Mutual Funds:
  195,087            BlackRock Liquidity Temporary Cash Fund     $   195,087
  195,087            Dreyfus Preferred Money Market Fund             195,087
  195,087            Fidelity Prime Money Market Fund                195,087
                                                                 -----------
                                                                 $   585,261
                                                                 -----------
                     Total Securities Lending Collateral         $ 6,993,650
----------------------------------------------------------------------------
                     TOTAL TEMPORARY CASH INVESTMENTS
                     (Cost $6,993,650)                           $ 6,993,650
----------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.


36     Pioneer Diversified High Income Trust | Semiannual Report | 10/31/10

----------------------------------------------------------------------
                                                         Value
----------------------------------------------------------------------
              TOTAL INVESTMENTS IN SECURITIES -- 138.7%
              (Cost $231,037,355)(m)                     $234,982,405
----------------------------------------------------------------------
              OTHER ASSETS AND LIABILITIES -- (38.7)%    $(65,596,459)
----------------------------------------------------------------------
              NET ASSETS APPLICABLE TO COMMON
              SHAREOWNERS -- 100.0%                      $169,385,946
======================================================================

NR     Security not rated by S&P or Moody's.

WR     Withdrawn rating.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At October 31, 2010, the value of these securities amounted to $102,927,505 or 60.8% of total net assets applicable to common shareowners.

(a) Floating rate note. The rate shown is the coupon rate at October 31, 2010.

(b)    At October 31, 2010, the following securities were out on loan:


---------------------------------------------------------------------------------------------
       Principal
       Amount
       USD ($)    Description                                                      Value
---------------------------------------------------------------------------------------------
         970,000  Allison Transmission, Inc., 11.0%, 11/1/15 (144A)                $1,052,450
          18,000  Banco Macro SA, 9.75%, 12/18/36                                      17,640
         396,000  Blue Acquisition Sub Inc, 9.875%, 10/15/18 (144A)                   426,690
         100,000  Bumi Capital Pte, Ltd., 12.0%, 11/10/16 (144A)                      109,625
         348,000  CEVA Group PLC, 11.5%, 4/1/18 (144A)                                368,034
         200,000  Evraz Group SA, 9.5%, 4/24/18 (144A)                                225,500
         232,000  Goodyear Tire & Rubber Co., 10.5%, 5/15/16                          265,640
         750,000  OJSC Vimpel Communications, 9.125%, 4/30/18 (144A)                  849,375
         100,000  Petroplus Finance, Ltd., 9.375%, 9/15/19 (144A)                      96,000
         700,000  Sally Holdings LLC, 10.5%, 11/15/16                                 768,250
         210,000  Surgical Care Affiliates, Inc., 10.0%, 7/15/17 (144A)               216,300
         570,000  Tenneco, Inc., 8.625%, 11/15/14                                     589,950
         504,000  Texas Competitive Electric Holdings LLC, 15.0%, 4/1/21 (144A)       496,440
       1,113,000  Tower Automotive Holdings USA LLC, 10.625%, 9/1/17 (144A)         1,165,868
---------------------------------------------------------------------------------------------
                                                                                   $6,647,762
=============================================================================================

(c)    Security is in default and is non-income producing.

(d) Payment-in-Kind (PIK) security which may pay interest in additional principal amount.

(e)    Security is a perpetual bond and has no definite maturity date.

(f) Debt obligation initially issued at one coupon rate which converts to another coupon rate at a specific date. The coupon rate shown is the coupon rate at October 31, 2010.

(g)    Security is priced as a unit.

The accompanying notes are an integral part of these financial statements.


     Pioneer Diversified High Income Trust | Semiannual Report | 10/31/10     37

(h) Security is valued using fair value methods (other than prices supplied by independent pricing services).

(i) Floating rate loan interests in which the Trust invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally
       (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit (iv) other base lending rates used by commercial lenders. The interest rate shown is the coupon rate accruing at October 31, 2010.

(j)    Non-income producing.

(k) Indicates a security that has been deemed illiquid. The aggregate cost of illiquid securities is $17,012. The aggregate value $967 represents 0.0% of total net assets applicable to common shareowners.

(l) Securities lending collateral is managed by Credit Suisse AG, New York branch.

(m) At October 31, 2010, the net unrealized gain on investments based on cost for federal income tax purposes of $231,762,106 was as follows:

         Aggregate gross unrealized gain for all investments in which there is an
           excess of value over tax cost                                             $13,831,273
         Aggregate gross unrealized loss for all investments in which there is an
           excess of tax cost over value                                              (9,886,223)
                                                                                     -----------
         Net unrealized gain                                                         $ 3,945,050
                                                                                     ===========

For financial reporting purposes net unrealized gain was $3,945,050 and cost of investments aggregated $231,762,106.

Glossary of Terms:
LC     Letter of Credit

Note: Principal amounts are denominated in U.S. dollars unless otherwise denoted.

BRL    Brazilian Real
EURO   Euro
NOK    Norwegian Krone


Purchases and sales of securities (excluding temporary cash investments) for the six months ended October 31, 2010, aggregated $33,274,345 and $20,464,728, respectively.


Various inputs are used in determining the value of the Trust's investments. These inputs are summarized in the three broad levels listed below.


Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

  Level 1 -- quoted prices in active markets for identical securities
  Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 -- significant unobservable inputs (including the Trust's own assumptions in determining fair value of investments)

The accompanying notes are an integral part of these financial statements.


38     Pioneer Diversified High Income Trust | Semiannual Report | 10/31/10

The following is a summary of the inputs used as of October 31, 2010, in valuing the Trust's investments:


------------------------------------------------------------------------------------------------------------
                                          Level 1          Level 2            Level 3          Total
------------------------------------------------------------------------------------------------------------
 Asset backed securities                  $        --      $   3,197,620      $        --      $   3,197,620
 Collateralized mortgage
 obligations                                                   1,656,667               --          1,656,667
 Corporate bonds & notes
 (systems software)                                --                 --          547,142            547,142
 Corporate bonds & notes (other
 industries)                                       --        158,916,285               --        158,916,285
 Convertible bonds & notes                         --          5,052,140               --          5,052,140
 Sovereign debt obligation                         --          1,116,538               --          1,116,538
 Floating rate loan interests (steel)              --                 --          894,108            894,108
 Floating rate loan interests (other
 industries)                                       --         54,925,891               --         54,925,891
 Common stock (steel)                              --                 --          105,430            105,430
 Common stock (other industries)            1,130,866                 --               --          1,130,866
 Convertible preferred stock                  445,090                 --               --            445,090
 Rights/Warrants                                   --                967               --                967
 Escrow holdings                                   --                 --               11                 11
 Temporary cash investments                        --          6,993,650               --          6,993,650
------------------------------------------------------------------------------------------------------------
 Total                                    $ 1,575,956      $ 231,859,758      $ 1,546,691      $ 234,982,405
============================================================================================================

The following is a reconciliation of assets valued using significant inputs (level 3):

----------------------------------------------------------------------------------------------------------------
                                                           Change in                       Transfer
                                 Balance       Realized    unrealized          Net         in and     Balance
                                 as of         gain        appreciation        purchases   out of     as of
                                 4/30/10       (loss)      (depreciation)(1)   (sales)     Level 3*   10/31/10
----------------------------------------------------------------------------------------------------------------
Corporate bonds & notes
(systems software)               $  513,749    $--         $     --            $33,393     $--        $  547,142
Floating rate loan interests
 (steel)                            891,034     --               --              3,074      --           894,108
Common stock (steel)                117,044     --          (11,614)                --      --           105,430
Escrow holdings                          --     --               11                 --      --                11
----------------------------------------------------------------------------------------------------------------
Ending balance                   $1,521,827    $--         $ 24,864            $    --     $--        $1,546,691
================================================================================================================

1 Unrealized appreciation (depreciation) on these securities is included in the change in unrealized gain (loss) form investments in the Statement of Operations.

*  Transfers are calculated beginning of period.

The accompanying notes are an integral part of these financial statements.


     Pioneer Diversified High Income Trust | Semiannual Report | 10/31/10     39

Statement of Assets and Liabilities | 10/31/10 (unaudited)


ASSETS:
  Investments in securities, at value (including securities loaned of
   $6,647,762) (cost $231,037,355)                                        $234,982,405
  Cash                                                                         724,684
  Foreign currencies, at value (cost $951,387)                               1,001,527
  Appreciation on unfunded corporate loans -- net                                5,627
  Receivables --
   Investment securities sold                                                5,171,263
   Interest and dividends receivable                                         3,903,943
   Commitment fees                                                                 653
  Prepaid expenses and other assets                                             25,719
---------------------------------------------------------------------------------------
     Total assets                                                         $245,815,821
---------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Notes payable                                                          $ 66,000,000
   Investment securities purchased                                           3,088,446
   Upon return of securities loaned                                          6,993,650
   Dividends to shareowners                                                    (81,763)
  Unamortized facility fees                                                      2,959
  Due to affiliates                                                            187,950
  Accrued interest expense                                                      64,482
  Accrued expenses and other liabilities                                       174,151
---------------------------------------------------------------------------------------
     Total liabilities                                                    $ 76,429,875
---------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                         $192,399,639
  Distribution in excess of investment income                               (1,900,083)
  Accumulated net realized loss on investments and foreign currency
   transactions                                                            (25,125,311)
  Net unrealized gain on investments                                         3,950,677
  Net unrealized gain on forward foreign currency contracts and other
   assets and liabilities denominated in foreign currencies                     61,024
---------------------------------------------------------------------------------------
     Net assets applicable to common shareowners                          $169,385,946
=======================================================================================
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
  Based on $169,385,946/8,219,910 shares                                  $      20.61
=======================================================================================


The accompanying notes are an integral part of these financial statements.


40     Pioneer Diversified High Income Trust | Semiannual Report | 10/31/10

Statement of Operations (unaudited)

For the Six Months Ended 10/31/10



INVESTMENT INCOME:
  Interest                                                          $9,918,069
  Dividends                                                             21,569
  Facility and other fees                                              103,070
  Income from securities loaned, net                                    11,116
-----------------------------------------------------------------------------------------------
     Total investment income                                                        $10,053,824
-----------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                   $1,002,129
  Administrative reimbursements                                         90,600
  Transfer agent fees and expenses                                       6,000
  Shareowner communications expense                                     34,974
  Bank loan fees and expenses                                           60,875
  Custodian fees                                                        15,557
  Registration fees                                                      8,464
  Professional fees                                                     51,303
  Printing expenses                                                     16,143
  Trustees' fees                                                         3,664
  Pricing fees                                                          19,712
  Miscellaneous                                                         23,326
-----------------------------------------------------------------------------------------------
   Net operating expenses                                                           $ 1,332,747
-----------------------------------------------------------------------------------------------
     Interest expense                                                               $   485,093
-----------------------------------------------------------------------------------------------
   Net operating expenses and interest expense                                      $ 1,817,840
     Less fees waived and expenses reimbursed by Pioneer
       Investment Management, Inc. ("PIM")                                              (27,859)
-----------------------------------------------------------------------------------------------
   Net expenses                                                                     $ 1,789,981
-----------------------------------------------------------------------------------------------
     Net investment income                                                          $ 8,263,843
-----------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
UNFUNDED CORPORATE LOANS AND FOREIGN CURRENCY
TRANSACTIONS:
  Net realized loss from:
   Investments                                                      $ (703,706)
   Forward foreign currency contracts and other assets and
     liabilities denominated in foreign currencies                     (23,255)     $  (726,961)
-----------------------------------------------------------------------------------------------
  Change in net unrealized gain from:
   Investments                                                      $3,915,090
   Unfunded corporate loans                                              5,627
   Forward foreign currency contracts and other assets and
     liabilities denominated in foreign currencies                      35,640      $ 3,956,357
-----------------------------------------------------------------------------------------------
     Net gain on investments and foreign currency transactions                      $ 3,229,396
-----------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                              $11,493,239
===============================================================================================


The accompanying notes are an integral part of these financial statements.


     Pioneer Diversified High Income Trust | Semiannual Report | 10/31/10     41

Statement of Changes in Net Assets

For the Six Months Ended 10/31/10 and the Year Ended 4/30/10, respectively

-----------------------------------------------------------------------------------------------------
                                                                       Six Months Ended
                                                                       10/31/10          Year Ended
                                                                       (unaudited)       4/30/10
-----------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                  $  8,263,843      $ 14,411,873
Net realized loss on investments and foreign currency
  transactions                                                             (726,961)       (9,588,054)
Change in net unrealized gain on investments, unfunded
  corporate loans, and foreign currency transactions                      3,956,357        62,597,723
-----------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations                $ 11,493,239      $ 67,421,542
-----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS FROM:
Net investment income ($0.96 and $1.686 per share,
  respectively)                                                        $ (7,878,113)     $(13,800,249)
Tax return of capital ($0.00 and $0.324 per share respectively)                  --        (2,651,977)
-----------------------------------------------------------------------------------------------------
     Total distributions to shareowners                                $ (7,878,113)     $(16,452,226)
-----------------------------------------------------------------------------------------------------
FROM TRUST SHARE TRANSACTIONS:
Reinvestment of distributions                                          $    489,707      $    499,351
-----------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from Trust share
     transactions                                                      $    489,707      $    499,351
-----------------------------------------------------------------------------------------------------
   Net increase in net assets                                          $  4,104,833      $ 51,468,667
NET ASSETS:
Beginning of period                                                     165,281,113       113,812,446
-----------------------------------------------------------------------------------------------------
End of period                                                          $169,385,946      $165,281,113
-----------------------------------------------------------------------------------------------------
Distribution in excess of net investment income                        $ (1,900,083)     $ (1,765,037)
-----------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.


42     Pioneer Diversified High Income Trust | Semiannual Report | 10/31/10

Statement of Cash Flows (unaudited)

For the Six Months Ended 10/31/10

Cash Flows Used in Operating Activities
   Net investment income                                          $   8,263,843
-------------------------------------------------------------------------------
Adjustment to Reconcile Net Investment Income to Net Cash
and Foreign Currency Used in Operating Activities
  Purchase of investment securities                               $(386,112,585)
  Proceeds from disposition of investment securities                390,324,780
  Increase in receivable for investments sold                        (4,102,829)
  Increase in interest and foreign tax reclaim receivable              (300,335)
  Decrease in commitment fees receivable                                   (653)
  Increase in other assets                                              (12,187)
  Increase in interest payable                                             (593)
  Increase in payable for investments purchased                       1,560,095
  Increase in accrued expenses and other liabilities                     84,487
  Decrease in unrealized appreciation on foreign currency
   transactions                                                          35,640
  Net realized gain from foreign currency transactions                  (23,255)
  Net amortization/(accretion) of premium/(discount)                   (724,597)
-------------------------------------------------------------------------------
   Net adjustment to reconcile net investment income                    727,968
-------------------------------------------------------------------------------
   Net cash and foreign currency used in operating activities     $   8,991,811
-------------------------------------------------------------------------------
Cash Flows From Financing Activities
  Increase in notes payable                                       $  (1,000,000)
  Cash dividends paid to common shareowners                          (8,781,404)
-------------------------------------------------------------------------------
   Net cash flow from financing activities                        $  (9,781,404)
-------------------------------------------------------------------------------
   Net decrease in cash and foreign currency                      $    (789,593)
-------------------------------------------------------------------------------
Cash and Foreign Currency
  Beginning of the period                                         $   2,515,804
===============================================================================
  End of the period                                               $   1,726,211
-------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.


     Pioneer Diversified High Income Trust | Semiannual Report | 10/31/10     43

Financial Highlights


---------------------------------------------------------------------------------------------------------------
                                                                                               Six Months Ended
                                                                                               10/31/10
                                                                                               (unaudited)
---------------------------------------------------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of period                                                           $   20.17
---------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations: (a)
 Net investment income                                                                         $    1.01
 Net realized and unrealized gain (loss) on investments and foreign currency transactions           0.39
---------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                                           $    1.40
Distributions from
 Net investment income                                                                             (0.96)
 Tax return of capital                                                                             (0.00)
Capital charge with respect to issuance of shares                                                     --
---------------------------------------------------------------------------------------------------------------
Preferred shares                                                                                      --
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                                     $    0.44
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period (d)                                                             $   20.61
---------------------------------------------------------------------------------------------------------------
Market value, end of period (d)                                                                $   20.78
===============================================================================================================
Total return at market value (e)                                                                    6.63%
Ratios to average net assets
 Net operating expenses                                                                             1.61%(f)
 Interest expense                                                                                   0.60%(f)
 Net expenses                                                                                       2.21%(f)
 Net investment income                                                                             10.18%(f)
Portfolio turnover                                                                                     9%
Net assets, end of period (in thousands)                                                       $ 169,386

---------------------------------------------------------------------------------------------------------------------
                                                                                             Year Ended    Year Ended
                                                                                             4/30/10       4/30/09
---------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of period                                                         $  13.94      $  22.02
---------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations: (a)
 Net investment income                                                                       $   1.76      $   2.10
 Net realized and unrealized gain (loss) on investments and foreign currency transactions        6.48         (7.67)
---------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                                         $   8.24      $  (5.57)
Distributions from
 Net investment income                                                                          (1.69)        (2.47)
 Tax return of capital                                                                          (0.32)        (0.04)
Capital charge with respect to issuance of shares                                                  --            --
---------------------------------------------------------------------------------------------------------------------
Preferred shares                                                                                   --            --
---------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                                   $   6.23      $  (8.08)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period (d)                                                           $  20.17      $  13.94
---------------------------------------------------------------------------------------------------------------------
Market value, end of period (d)                                                              $  20.46      $  13.23
=====================================================================================================================
Total return at market value (e)                                                                73.25%       (23.11)%
Ratios to average net assets
 Net operating expenses                                                                          1.39%         1.38%
 Interest expense                                                                                0.83%         1.14%
 Net expenses                                                                                    2.22%         2.52%
 Net investment income                                                                           9.84%        12.27%
Portfolio turnover                                                                                 24%           25%
Net assets, end of period (in thousands)                                                     $165,281      $113,812

-----------------------------------------------------------------------------------------------------------
                                                                                                5/30/07 (b)
                                                                                                to 4/30/08
-----------------------------------------------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of period                                                            $  23.88(c)
-----------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations: (a)
 Net investment income                                                                          $   1.77
 Net realized and unrealized gain (loss) on investments and foreign currency transactions          (1.80)
-----------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                                            $  (0.03)
Distributions from
 Net investment income                                                                             (1.78)
 Tax return of capital                                                                                --
Capital charge with respect to issuance of shares                                                  (0.05)
-----------------------------------------------------------------------------------------------------------
Preferred shares                                                                                      --
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                                      $  (1.86)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period (d)                                                              $  22.02
-----------------------------------------------------------------------------------------------------------
Market value, end of period (d)                                                                 $  20.47
===========================================================================================================
Total return at market value (e)                                                                  (10.67)%
Ratios to average net assets
 Net operating expenses                                                                             0.99%(f)
 Interest expense                                                                                   0.33%(f)
 Net expenses                                                                                       1.32%(f)
 Net investment income                                                                              8.48%(f)
Portfolio turnover                                                                                    21%
Net assets, end of period (in thousands)                                                        $179,515


The accompanying notes are an integral part of these financial statements.


44    Pioneer Diversified High Income Trust | Semiannual Report | 10/31/10

---------------------------------------------------------------------------------------------------
                                                                                   Six Months Ended
                                                                                   10/31/10
                                                                                   (unaudited)
---------------------------------------------------------------------------------------------------
Ratios to average net assets before waivers and reimbursements of expenses
 Net operating expenses                                                             1.64%(f)
 Interest expense                                                                   0.60%(f)
 Net expenses                                                                       2.24%(f)
 Net investment income                                                             10.15%(f)
===================================================================================================

-------------------------------------------------------------------------------------------------------------------------
                                                                                 Year Ended   Year Ended      5/30/07 (b)
                                                                                 4/30/10      4/30/09         to 4/30/08
-------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets before waivers and reimbursements of expenses
 Net operating expenses                                                          1.61%         1.68%          1.29%(f)
 Interest expense                                                                0.83%         1.14%          0.33%(f)
 Net expenses                                                                    2.44%         2.82%          1.62%(f)
 Net investment income                                                           9.62%        11.97%          8.18%(f)
=========================================================================================================================

(a) The per common share data presented above is based upon the average common shares outstanding for the periods presented.
(b) Trust shares were first publicly offered on May 24, 2007 and commenced operations on May 30, 2007.
(c) Net asset value immediately after the closing of the first public offering was $23.83.
(d) Net asset value and market value are published in Barron's on Saturday, The Wall Street Journal on Monday and The New York Times on Monday and Saturday.
(e) Total investment return is calculated assuming a purchase of common shares at the current market value on the first day and a sale at the current market value on the last day of the periods reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment returns less than a full period are not annualized. Past performance is not a guarantee of future results.
(f) Annualized.


The information above represents the audited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares.


The accompanying notes are an integral part of these financial statements.


      Pioneer Diversified High Income Trust | Semiannual Report | 10/31/10    45

Notes to Financial Statements | 10/31/10 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Diversified High Income Trust (the Trust) was organized as a Delaware statutory trust on January 30, 2007. Prior to commencing operations on May 30, 2007, the Trust had no operations other than matters relating to its organization and registration as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The investment objective of the Trust is to provide a high level of current income and, as a secondary objective, the Trust may seek capital appreciation to the extent that it is consistent with its investment objective.

Information regarding the Trust's principal risks is contained in the Trust's original offering prospectus, with additional information included in the Trust's shareowner reports from time to time. Please refer to those documents when considering the Trust's principal risks. At times, the Trust's investments may represent industries or industry sectors that are interrelated or have common risks, making the Trust more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

The Trust invests in below investment grade (high yield) debt securities, floating rate loans and event-linked bonds sometimes referred to as "catastrophe" bonds or "insurance-linked" bonds. The Trust may invest in securities and other obligations of any credit quality, including those that are rated below investment grade, or are unrated but are determined by the investment adviser to be of equivalent credit quality. Below investment grade securities are commonly referred to as "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. The Trust may invest in securities of issuers that are in default or that are in bankruptcy.

The Trust's investments in certain foreign markets or countries with limited developing markets may subject the Trust to a greater degree of risk than in a developed market. These risks include disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions.

The Trust's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts


46     Pioneer Diversified High Income Trust | Semiannual Report | 10/31/10
of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements, which are consistent with those generally accepted in the investment company industry:


A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value of the Trust is computed once daily, on each day the New York Stock Exchange
   (NYSE) is open, as of the close of regular trading on the NYSE. Investments in loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. Senior loans for which no reliable price quotes are available will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities that have traded or an exchange are valued at the last sale price on the principal exchange where they are traded. Securities or loans for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees.

   Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

   The Trust may use the fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Trust's net asset value. Thus, the valuation of the Trust's securities may differ from exchange prices. At October 31, 2010, six securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services) representing 0.9 of net assets. Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. Short-term income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.


     Pioneer Diversified High Income Trust | Semiannual Report | 10/31/10     47

   Discounts and premiums on debt securities are accreted or amortized, respectively, daily, into interest income on an effective yield to maturity basis with a corresponding increase or decrease in the cost basis of the security. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. Interest income, including income on interest bearing cash accounts, is recorded on an accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Trust becomes aware of the ex-dividend data in the exercise of reasonable diligence.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.


B. Foreign Currency Translation

   The books and records of the Trust are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those securities but are included with the net realized and unrealized gain or loss on investments.


C. Forward Foreign Currency Contracts

   The Trust may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Trust's financial statements. The Trust records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 5).


48     Pioneer Diversified High Income Trust | Semiannual Report | 10/31/10

D. Federal Income Taxes

   It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior two fiscal years remain subject to examination by tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Trust's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain (loss) on investment and foreign currency transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid to shareowners during the year ended April 30, 2010 was as follows:



--------------------------------------------------------------------------------
                                                                            2010
--------------------------------------------------------------------------------
   Distributions paid from:
   Ordinary income                                                   $13,800,249
   Tax return of capital                                               2,651,977
--------------------------------------------------------------------------------
     Total                                                           $16,452,226
================================================================================

  The following shows the components of distributable earnings (loss) on a federal income tax basis at April 30, 2010.



--------------------------------------------------------------------------------
                                                                            2010
--------------------------------------------------------------------------------
   Distributable earnings:
   Capital loss carryforward                                        $(22,593,756)
   Post-October loss deferred                                         (2,026,829)
   Dividends payable                                                  (1,311,235)
   Unrealized depreciation                                              (696,999)
--------------------------------------------------------------------------------
     Total                                                          $(26,628,819)
================================================================================

   The difference between book-basis and tax-basis unrealized depreciation is primarily attributable to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the book/tax differences in the accrual of income on securities in default, the difference between book and tax amortization methods for premiums and discounts on fixed income securities and other book/tax temporary differences.


     Pioneer Diversified High Income Trust | Semiannual Report | 10/31/10     49

E. Repurchase Agreements

   With respect to repurchase agreements entered into by the Trust, the value of the underlying securities (collateral), including accrued interest is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Trust's custodian or sub custodians of the Trust. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.


F. Securities Lending

   The Trust lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Trust typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Trust's securities lending agent, manages the Trust's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Trust. The Trust also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Trust. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. If the required market value of the collateral is less than the value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Trust prior to the close of business on that day. The Trust has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Trust is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.


G. Automatic Dividend Reinvestment Plan

   All common shareowners whose shares are registered in their own names automatically participate in the Automatic Dividend Reinvestment Plan (the
   Plan), under which participants receive all dividends and capital gain distributions (collectively, dividends) in full and fractional common shares of the Trust in lieu of cash. Shareowners may elect not to participate in the Plan. Shareowners not participating in the Plan receive all dividends and capital gain distributions in cash. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notifying American Stock Transfer & Trust Company, the agent for shareowners in administering the Plan (the Plan Agent), in writing prior to any dividend


50     Pioneer Diversified High Income Trust | Semiannual Report | 10/31/10
   record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

   If a shareowner's shares are held in the name of a brokerage firm, bank or other nominee, the shareowner can ask the firm or nominee to participate in the Plan on the shareowner's behalf. If the firm or nominee does not offer the Plan, dividends will be paid in cash to the shareowner of record. A firm or nominee may reinvest a shareowner's cash dividend in common shares of the Trust on terms that differ from the terms of the Plan.

   Whenever the Trust declares a dividend on common shares payable in cash, participants in the Plan will receive the equivalent in common shares acquired by the Plan Agent either (i) through receipt of additional unissued but authorized common shares from the Trust or (ii) by purchase of outstanding common shares on the NYSE Amex or elsewhere. If, on the payment date for any dividend, the net asset value per common share is equal to or less than the market price per share plus estimated brokerage trading fees (market premium), the Plan Agent will invest the dividend amount in newly issued common shares. The number of newly issued common shares to be credited to each account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance does not exceed 5%. If, on the payment date for any dividend, the net asset value per common share is greater than the market value (market discount), the Plan Agent will invest the dividend amount in common shares acquired in open-market purchases. There are no brokerage charges with respect to newly issued common shares. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Agent's open-market purchases. Participating in the Plan does not relieve shareowners from any federal, state or local taxes which may be due on dividends paid in any taxable year. Shareowners holding Plan shares in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan.


2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), manages the Trust's portfolio. Management fees payable under the Trust's Advisory Agreement with PIM are calculated daily at the annual rate of 0.85% of the Trust's average daily managed assets. "Managed assets" means (a) the total assets of the Trust, including any form of investment leverage, minus (b) all accrued liabilities incurred in the normal course of operations, which shall not include any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the


     Pioneer Diversified High Income Trust | Semiannual Report | 10/31/10     51
issuance of preferred stock or other similar preference securities, and/or
(iii) any other means. For the six months ended October 31, 2010, the net management fee (excluding waivers and reimbursements) was equivalent to 0.86% of the Trust's average daily managed assets, which was equivalent to 1.21% of the Trust's average daily net assets.

In addition, under PIM's management and administration agreements, certain other services and costs are paid by PIM and reimbursed by the Trust. At October 31, 2010, $187,950 was payable to PIM related to management costs, administrative costs and certain other services and it is included in "Due to affiliates" on the Statement of Assets and Liabilities.

Effective September 1, 2010, PIM has retained State Street Bank and Trust Company (State Street) to provide certain administrative and accounting services to the Trust on its behalf. For such services, PIM pays State Street a monthly fee at an annual rate of 0.07% of the Trust's managed assets up to $500 million and 0.03% for managed assets in excess of $500 million, subject to a minimum monthly fee of $10,000. Previously, PIM had retained Princeton Administrators, LLC (Princeton) to provide such services. PIM paid Princeton a monthly fee at an annual rate of 0.07% of the average daily value of the Trust's managed assets up to $500 million and 0.03% for average daily managed assets in excess of $500 million, subject to a minimum monthly fee of $10,000. Neither State Street nor Princeton received compensation directly from the Trust for providing such services.

PIM has entered into a Research Services Agreement with Montpelier Capital Advisors, Ltd. (Montpelier). Under the research services agreement, Montpelier will provide research services to PIM with regard to event-linked bonds. PIM pays Montpelier a flat fee of $325,000 annually. Montpelier received no compensation directly from the Trust.

Also, PIM had agreed for the first three years of the Trust's investment operations to limit the Trust's total annual expenses, excluding offering costs for common shares, interest expense, the cost of defending or prosecuting any claim or litigation to which the Trust is a party (together with any amount in judgment or settlement), indemnification expense or taxes incurred due to the failure of the Trust to qualify as a regulated investment company under the Code or any other non-recurring or non-operating expenses, to 0.90% of the Trust's average daily managed assets in year one, 0.95% of the Trust's average daily managed assets in year two and 1.00% of the Trust's average daily managed assets in year three. This was a contractual limit which terminated on May 30, 2010. For the six months ended October 31, 2010 the expense reduction under such arrangement was $27,859.


52     Pioneer Diversified High Income Trust | Semiannual Report | 10/31/10

3. Transfer Agents

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit, through a sub-transfer agency agreement with American Stock Transfer & Trust Company, provides substantially all transfer agent and shareowner services related to the Trust at negotiated rates.

In addition, the Trust reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareowner communications activities such as proxy and statement mailings and outgoing phone calls.


4. Expense Offset Arrangements

The Trust has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Trust's custodian expenses. For the six months ended October 31, 2010, the Trust expenses were not reduced under such arrangement.


5. Forward Foreign Currency Contracts

During the six months ended October 31, 2010, the Trust had entered into various forward foreign currency contracts that obligate the Trust to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Trust may close out such contract by entering into an offsetting hedge contract. The average number of contracts open during the six months ended October 31, 2010 was 416,667.

As of October 31, 2010, the Trust had no outstanding portfolio hedges and no forward currency settlement contracts.


6. Loan Agreement

Effective February 5, 2010, the Trust extended the maturity of its existing Revolving Credit Facility (the Credit Agreement) with the Bank of Nova Scotia and, among other things, increased the size of the Credit Agreement to $80,000,000.

At October 31, 2010, the Trust had a borrowing outstanding under the Credit Agreement totaling $66,000,000. The interest rate charged at October 31, 2010 was 1.41%. During the six months ended October 31, 2010, the average daily balance was $65,532,609 at a weighted average interest rate of 1.45%. With respect to the loan, interest expense of $479,934 is included in the Statement of Operations.

The Trust is required to maintain 300% asset coverage with respect to amounts outstanding under the Credit Agreement. Asset coverage is calculated by subtracting the Trust's total liabilities, not including any bank loans and senior


     Pioneer Diversified High Income Trust | Semiannual Report | 10/31/10     53
securities, from the Trust's total assets and dividing such amount by the principal amount of the borrowings outstanding. As of the date indicated below, the Trust's debt outstanding and asset coverage were as follows:



--------------------------------------------------------------------------------
                                  Total                           Asset coverage
                                  Amount of Debt                  per $1,000 of
 Date                             Outstanding                     Indebtedness
--------------------------------------------------------------------------------
 10/31/10                         $66,000,000                     $3,566

7. Unfunded Loan Commitments

As of October 31, 2010, the Fund had unfunded loan commitments of approximately $300,000, (excluding unrealized depreciation on those commitments of $5,627 as of October 30, 2010) which could be extended at the option of the borrower pursuant to the following loan agreements:



-----------------------------------------------------------------------------------------------
                                                                                 Net Unrealized
 Borrower                               Shares       Cost          Value         Gain
-----------------------------------------------------------------------------------------------
 Reynolds Group Holdings, Term Loan     300,000      $300,000      $305,627      $5,627

In addition, the Trust had the following bridge loan commitments outstanding as of October 31, 2010:


----------------------------------------------------------------------------------------
                                                                              Net
                                                                              Unrealized
 Loan                               Shares        Cost            Value       Gain
----------------------------------------------------------------------------------------
 Med Assets, Inc., Bridge
 Loan, 0.0%, 9/2/11               1,500,000     $1,500,000      $1,500,000    $--
----------------------------------------------------------------------------------------
 Paetec Holdings Corp., Senior
 Secured Bridge
 Facility, 0.0%, 9/12/17            800,000     $  800,000      $  800,000    $--
----------------------------------------------------------------------------------------
 Total                                                                        $--
========================================================================================


8. Trust Shares

There are an unlimited number of common shares of beneficial interest authorized.

Transactions in common shares of beneficial interest for the six months ended October 31, 2010 and the year ended April 30, 2010 were as follows:



--------------------------------------------------------------------------------
                                                      10/2010             4/2010
--------------------------------------------------------------------------------
 Shares outstanding at beginning of period          8,195,218          8,165,927
 Reinvestment of distributions                         24,692             29,291
--------------------------------------------------------------------------------
 Shares outstanding at end of period                8,219,910          8,195,218
================================================================================

54     Pioneer Diversified High Income Trust | Semiannual Report | 10/31/10

9. Additional Disclosures about Derivative Instruments and Hedging Activities:

The effect of derivative instruments on the Statement of Operations for the six months ended October 31, 2010 was as follows:



----------------------------------------------------------------------------------------------------------
                                                                                          Change in Net
                                                                                         Unrealized Gain
                                                                                          or (Loss) on
                                        Location of Gain or          Realized Gain or      Derivatives
                                     (Loss) On Derivatives       (Loss) on Derivatives     Recognized
           Derivatives                Recognized in Income        Recognized in Income      in Income
----------------------------------------------------------------------------------------------------------
 Foreign Exchange Contracts     Net realized gain (loss) from          $(41,308)
                                forward foreign currency
                                contracts and other assets
                                and liabilities denominated
                                in foreign currencies
----------------------------------------------------------------------------------------------------------


10. Subsequent Events

Subsequent to October 31, 2010, the Board of Trustees of the Trust declared a dividend from undistributed net investment income of $0.16 per common share payable November 30, 2010, to shareowners of record on November 16, 2010.

In preparing these financial statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure, and has determined that other than disclosed above, there were no subsequent events requiring recognition or disclosure in the financial statements.


     Pioneer Diversified High Income Trust | Semiannual Report | 10/31/10     55

ADDITIONAL INFORMATION (unaudited)

During the period, there have been no material changes in the Trust's investment objective or fundamental policies that have not been approved by the shareowners. There have been no changes in the Trust's charter or By-Laws that would delay or prevent a change in control of the Trust which has not been approved by the shareowners. There have been no changes in the principal risk factors associated with investment in the Trust. There were no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Trust may purchase, from time to time, its common shares in the open market.


56     Pioneer Diversified High Income Trust | Semiannual Report | 10/31/10

Results of Shareholder Meeting (unaudited)

At the annual meeting of shareowners held on September 22, 2010 shareowners of Pioneer Diversified High Income Trust were asked to consider the proposal described below. A report of the total votes cast by the Trust's shareholders follows:


Proposal 1 -- To elect Class III Trustees.


--------------------------------------------------------------------------------
 Nominee                                            For                 Withheld
--------------------------------------------------------------------------------
 David R. Bock                                      6,919,470           285,922
 Stephen K. West                                    6,923,909           281,483
 John F. Cogan, Jr.                                 6,913,011           292,381


     Pioneer Diversified High Income Trust | Semiannual Report | 10/31/10     57

Trustees, Officers and Service Providers

Trustees
John F. Cogan, Jr., Chairman
David R. Bock
Mary K. Bush
Benjamin M. Friedman
Margaret B.W. Graham
Daniel K. Kingsbury
Thomas J. Perna
Marguerite A. Piret
Stephen K. West

Officers
John F. Cogan, Jr., President
Daniel K. Kingsbury, Executive  Vice President
Mark E. Bradley, Treasurer
Christopher J. Kelley, Secretary

Investment Adviser
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Legal Counsel
Bingham McCutchen LLP


Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


Shareowner Services and Sub-Transfer Agent
American Stock Transfer & Trust Company


Sub-Administrator
State Street Bank and Trust Company


Proxy Voting Policies and Procedures of the Trust are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.


58     Pioneer Diversified High Income Trust | Semiannual Report | 10/31/10

                           This page for your notes.

     Pioneer Diversified High Income Trust | Semiannual Report | 10/31/10     59

                           This page for your notes.

60     Pioneer Diversified High Income Trust | Semiannual Report | 10/31/10

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


You can call American Stock Transfer & Trust Company (AST) for:
--------------------------------------------------------------------------------

Account Information                             1-800-710-0935

Or write to AST:
--------------------------------------------------------------------------------
For                                             Write to

General inquiries, lost dividend checks,        American Stock
change of address, lost stock certificates,     Transfer & Trust
stock transfer                                  Operations Center
                                                6201 15th Ave.
                                                Brooklyn, NY 11219

Dividend reinvestment plan (DRIP)               American Stock
                                                Transfer & Trust
                                                Wall Street Station
                                                P.O. Box 922
                                                New York, NY 10269-0560

Website                                         www.amstock.com

For additional information, please contact your investment advisor or visit our web site www.pioneerinvestments.com.

The Trust files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form also may be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO]PIONEER
      Investments(R)



Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
pioneerinvestments.com


(C) 2010 Pioneer Investments 21398-03-1210



ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended April 30, 2010 and 2009, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section
3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

The registrant has a separately-designated standing audit committe eestablished in accordance with Section
3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

		    Proxy Voting Policies and Procedures of
                       Pioneer Investment Management, Inc.

                            VERSION DATED July, 2004

                                    Overview

   Pioneer Investment Management, Inc. ("Pioneer") is a fiduciary that owes each of its client's duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. When Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Pioneer to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Pioneer must place its client's interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of its clients. Pioneer will vote all proxies presented in a timely manner.

   The Proxy Voting Policies and Procedures are designed to complement Pioneer's investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Pioneer. Pioneer's Proxy Voting Policies summarize Pioneer's position on a number of issues solicited by companies held by Pioneer's clients. The policies are guidelines that provide a general indication on how Pioneer would vote but do not include all potential voting scenarios.

   Pioneer's Proxy Voting Procedures detail monitoring of voting, exception votes, and review of conflicts of interest and ensure that case-by-case votes are handled within the context of the overall guidelines (i.e. best interest of client). The overriding goal is that all proxies for US and non-US companies that are received promptly will be voted in accordance with Pioneer's policies or specific client instructions. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us or the Proxy Voting Oversight Group determines that the circumstances justify a different approach.

   Pioneer does not delegate the authority to vote proxies relating to its clients to any of its affiliates, which include other subsidiaries of UniCredito.

   Any questions about these policies and procedures should be directed to the Proxy Coordinator.

                             Proxy Voting Procedures

   Proxy Voting Service
   Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting policies established by Pioneer. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Pioneer reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.

   Proxy Coordinator
   Pioneer's Director of Investment Operations (the "Proxy Coordinator") coordinates the voting, procedures and reporting of proxies on behalf of Pioneer's clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Director of Portfolio Management US or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the Compliance Department whether Pioneer's voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

   Referral Items
   From time to time, the proxy voting service will refer proxy questions to the Proxy Coordinator that are described by Pioneer's policy as to be voted on a case-by-case basis, that are not covered by Pioneer's guidelines or where Pioneer's guidelines may be unclear with respect to the matter to be voted on. Under such certain circumstances, the Proxy Coordinator will seek a written voting recommendation from the Director of Portfolio Management US. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided. In addition, the Proxy Coordinator will ask the Compliance Department to review the question for any actual or apparent conflicts of interest as described below under "Conflicts of

   Interest." The Compliance Department will provide a "Conflicts of Interest Report," applying the criteria set forth below under "Conflicts of Interest," to the Proxy Coordinator summarizing the results of its review. In the absence of a conflict of interest, the Proxy Coordinator will vote in accordance with the recommendation of the Director of Portfolio Management US.

   If the matter presents a conflict of interest for Pioneer, then the Proxy Coordinator will refer the matter to the Proxy Voting Oversight Group for a decision. In general, when a conflict of interest is present, Pioneer will vote according to the recommendation of the Director of Portfolio Management US where such recommendation would go against Pioneer's interest or where the conflict is deemed to be immaterial. Pioneer will vote according to the recommendation of its proxy voting service when the conflict is deemed to be material and the Pioneer's internal vote recommendation would favor Pioneer's interest, unless a client specifically requests Pioneer to do otherwise. When making the final determination as to how to vote a proxy, the Proxy Voting Oversight Group will review the report from the Director of Portfolio Management US and the Conflicts of Interest Report issued by the Compliance Department.

   Conflicts of Interest
   A conflict of interest occurs when Pioneer's interests interfere, or appear to interfere with the interests of Pioneer's clients. Occasionally, Pioneer may have a conflict that can affect how its votes proxies. The conflict may be actual or perceived and may exist when the matter to be voted on concerns:

       o An affiliate of Pioneer, such as another company belonging to the UniCredito Italiano S.p.A. banking group (a "UniCredito Affiliate");

       o An issuer of a security for which Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by PGAM to present a conflict of interest for Pioneer);

       o An issuer of a security for which UniCredito has informed Pioneer that a UniCredito Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

       o A person with whom Pioneer (or any of its affiliates) has an existing, material contract or business relationship that was not entered into in the ordinary course of Pioneer's business.

       o Pioneer will abstain from voting with respect to companies directly or indirectly owned by UniCredito Italiano Group, unless otherwise directed by a client. In addition, Pioneer will inform PGAM Global Compliance and the PGAM Independent Directors before exercising such rights.

   Any associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Compliance Department. The Compliance Department will review each item referred to Pioneer to determine whether an actual or potential conflict of interest with Pioneer exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Compliance Department's internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report to the Proxy Coordinator.

   Securities Lending
   In conjunction with industry standards Proxies are not available to be voted when the shares are out on loan through either Pioneer's lending program or a client's managed security lending program. However, Pioneer will reserve the right to recall lent securities so that they may be voted according to the Pioneer's instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares.

   Share-Blocking

   "Share-blocking" is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).

   Pioneer will vote in those countries with "share-blocking." In the event a manager would like to sell a security with "share-blocking", the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with "share-blocking" is available from the Investment Operations Department upon request.

   Record Keeping
   The Proxy Coordinator shall ensure that Pioneer's proxy voting service:

       o Retains a copy of the proxy statement received (unless the proxy statement is available from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

       o   Retains a record of the vote cast;

       o Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

       o Is able to promptly provide Pioneer with a copy of the voting record upon its request.

   The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

       o    A record memorializing the basis for each referral vote cast;

       o A copy of any document created by Pioneer that was material in making the decision on how to vote the subject proxy; and

       o A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Pioneer.

       o Pioneer shall maintain the above records in the client's file for a period not less than ten (10) years.

     Disclosure
     Pioneer shall take reasonable measures to inform its clients of the process or procedures clients must follow to obtain information regarding how Pioneer voted with respect to assets held in their accounts. In addition, Pioneer shall describe to clients its proxy voting policies and procedures and will furnish a copy of its proxy voting policies and procedures upon request. This information may be provided to clients through Pioneer's Form ADV (Part II) disclosure, by separate notice to the client, or through Pioneer's website.

     Proxy Voting Oversight Group
     The members of the Proxy Voting Oversight Group are Pioneer's: Director of Portfolio Management US, Head of Investment Operations, and Director of Compliance. Other members of Pioneer will be invited to attend meetings and otherwise participate as necessary. The Head of Investment Operations will chair the Proxy Voting Oversight Group.

     The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Pioneer's Proxy Voting Policies and Procedures. The group meets at least annually to evaluate and review these policies and procedures and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

     Amendments
     Pioneer may not amend its Proxy Voting Policies And Procedures without the prior approval of the Proxy Voting Oversight Group and its corporate parent, Pioneer Global Asset Management S.p.A

   Proxy Voting Policies
   Pioneer's sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Pioneer believes that supporting the company's strategy and voting "for" management's proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Pioneer monitors developments in the proxy-voting arena and will revise this policy as needed.

   All proxies that are received promptly will be voted in accordance with the specific policies listed below. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us. Proxy voting issues will be reviewed by Pioneer's Proxy Voting Oversight Group, which consists of the Director of Portfolio Management US, the Director of Investment Operations (the Proxy Coordinator), and the Director of Compliance.

   Pioneer has established Proxy Voting Procedures for identifying and reviewing conflicts of interest that may arise in the voting of proxies.

   Clients may request, at any time, a report on proxy votes for securities held in their portfolios and Pioneer is happy to discuss our proxy votes with company management. Pioneer retains a proxy voting service to provide research on proxy issues and to process proxy votes.

Administrative
   While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

   We will generally support these and similar management proposals:

       o    Corporate name change.

       o    A change of corporate headquarters.

       o    Stock exchange listing.

       o    Establishment of time and place of annual meeting.

       o    Adjournment or postponement of annual meeting.

       o    Acceptance/approval of financial statements.

       o Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.

       o    Approval of minutes and other formalities.

       o Authorization of the transferring of reserves and allocation of income.

       o    Amendments to authorized signatories.

       o    Approval of accounting method changes or change in fiscal year-end.

       o    Acceptance of labor agreements.

       o    Appointment of internal auditors.

   Pioneer will vote on a case-by-case basis on other routine business; however, Pioneer will oppose any routine business proposal if insufficient information is presented in advance to allow Pioneer to judge the merit of the proposal. Pioneer has also instructed its proxy voting service to inform Pioneer of its analysis of any administrative items inconsistent, in its view, with supporting the value of Pioneer portfolio holdings so that Pioneer may consider and vote on those items on a case-by-case basis.

Auditors
     We normally vote for proposals to:

       o Ratify the auditors. We will consider a vote against if we are concerned about the auditors' independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes from audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.

       o    Restore shareholder rights to ratify the auditors.

     We will normally oppose proposals that require companies to:

       o    Seek bids from other auditors.

       o Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.

       o    Indemnify auditors.

       o Prohibit auditors from engaging in non-audit services for the company.

     Board of Directors
     On issues related to the board of directors, Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.

     General Board Issues
     Pioneer will vote for:

       o Audit, compensation and nominating committees composed of independent directors exclusively.

       o Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

       o Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

       o    Election of an honorary director.

     We will vote against:

       o    Minimum stock ownership by directors.

       o Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

       o Requirements for union or special interest representation on the board.

       o    Requirements to provide two candidates for each board seat.

     We will vote on a case-by case basis on these issues:

       o Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.

     Elections of Directors
     In uncontested elections of directors we will vote against:

       o Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.

       o Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.

     We will also vote against:

       o Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

       o Directors who appear to lack independence or are associated with very poor corporate performance.

     We will vote on a case-by case basis on these issues:

       o Re-election of directors who have implemented or renewed a dead-hand or modified dead-hand poison pill (a "dead-hand poison pill" is a shareholder rights plan that may be altered only by incumbent or "dead " directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

       o    Contested election of directors.

       o Prior to phase-in required by SEC, we would consider supporting election of a majority of independent directors in cases of poor performance.

       o    Mandatory retirement policies.

       o Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

     Takeover-Related Measures
     Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high.

     Pioneer will vote for:

       o    Cumulative voting.

       o    Increase ability for shareholders to call special meetings.

       o    Increase ability for shareholders to act by written consent.

       o    Restrictions on the ability to make greenmail payments.

       o    Submitting rights plans to shareholder vote.

       o    Rescinding shareholder rights plans ("poison pills").

       o    Opting out of the following state takeover statutes:

     o Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

     o Control share cash-out provisions, which require large holders to acquire shares from other holders.

     o Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control.

     o Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.

     o Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

     o Fair price provisions.

     o Authorization of shareholder rights plans.

     o Labor protection provisions.

     o Mandatory classified boards.

     We will vote on a case-by-case basis on the following issues:

       o Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

       o Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.

       o    Proposals that allow shareholders to nominate directors.

     We will vote against:

       o    Classified boards, except in the case of closed-end mutual funds.

       o Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on a case-by-case basis proposals that authorize the board to make interim appointments.

       o    Classes of shares with unequal voting rights.

       o    Supermajority vote requirements.

       o Severance packages ("golden" and "tin" parachutes). We will support proposals to put these packages to shareholder vote.

       o Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

       o    Extension of advance notice requirements for shareholder proposals.

       o Granting board authority normally retained by shareholders (e.g., amend charter, set board size).

       o Shareholder rights plans ("poison pills"). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

     Capital Structure
     Managements need considerable flexibility in determining the company's financial structure, and Pioneer normally supports managements' proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.

     Pioneer will vote for:

       o    Changes in par value.

       o    Reverse splits, if accompanied by a reduction in number of shares.

       o Share repurchase programs, if all shareholders may participate on equal terms.

       o    Bond issuance.

       o    Increases in "ordinary" preferred stock.

       o Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.

       o    Cancellation of company treasury shares.

     We will vote on a case-by-case basis on the following issues:

       o Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.

       o Increase in authorized common stock. We will make a determination considering, among other factors:

     o Number of shares currently available for issuance;

     o Size of requested increase (we would normally approve increases of up to 100% of current authorization);

     o Proposed use of the additional shares; and

     o Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).

       o Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

       o    Proposals to submit private placements to shareholder vote.

       o    Other financing plans.

     We will vote against preemptive rights that we believe limit a company's financing flexibility.

     Compensation
     Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company's compensation programs, we will place limits on the potential dilution these plans may impose.

     Pioneer will vote for:

       o    401(k) benefit plans.

       o Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

       o Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:

     o Amendments to performance plans to conform with OBRA;

     o Caps on annual grants or amendments of administrative features;

     o Adding performance goals; and

     o Cash or cash-and-stock bonus plans.

       o Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

       o    Require that option repricings be submitted to shareholders.

       o    Require the expensing of stock-option awards.

       o Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).

       o Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

     We will vote on a case-by-case basis on the following issues:

       o Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:

       o The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

            Dilution = (A + B + C) / (A + B + C + D), where

            A = Shares reserved for plan/amendment,

            B = Shares available under continuing plans,

            C = Shares granted but unexercised and

            D = Shares outstanding.

       o    The plan must not:

            o Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval.

            o Be a self-replenishing "evergreen" plan, plans that grant discount options and tax offset payments.

     o We are generally in favor of proposals that increase participation beyond executives.

     o We generally support proposals asking companies to adopt rigorous vesting provisions for stock option plans such as those that vest incrementally over, at least, a three- or four-year period with a pro rata portion of the shares becoming exercisable on an annual basis following grant date.

     o We generally support proposals asking companies to disclose their window period policies for stock transactions. Window period policies ensure that employees do not exercise options based on insider information contemporaneous with quarterly earnings releases and other material corporate announcements.

     o We generally support proposals asking companies to adopt stock holding periods for their executives.

       o    All other employee stock purchase plans.

       o All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

       o All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

     We will vote against:

       o Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.

       o    Elimination of stock option plans.

     We will vote on a case-by case basis on these issues:

       o    Limits on executive and director pay.

       o    Stock in lieu of cash compensation for directors.

     Corporate Governance
     Pioneer will vote for:

       o    Confidential Voting.

       o Equal access provisions, which allow shareholders to contribute their opinion to proxy materials.

       o Proposals requiring directors to disclose their ownership of shares in the company.

     We will vote on a case-by-case basis on the following issues:

       o Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.

       o Bundled proposals. We will evaluate the overall impact of the proposal.

       o    Adopting or amending the charter, bylaws or articles of association.

       o Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.

     We will vote against:

       o Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management's discretion.

       o    Limitations on stock ownership or voting rights.

       o    Reduction in share ownership disclosure guidelines.

     Mergers and Restructurings
     Pioneer will vote on the following and similar issues on a case-by-case basis:

       o    Mergers and acquisitions.

       o Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

       o    Debt restructurings.

       o    Conversion of securities.

       o    Issuance of shares to facilitate a merger.

       o    Private placements, warrants, convertible debentures.

       o Proposals requiring management to inform shareholders of merger opportunities.

     We will normally vote against shareholder proposals requiring that the company be put up for sale.

     Mutual Funds
     Many of our portfolios may invest in shares of closed-end mutual funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy voting issues.

     Pioneer will vote for:

       o    Establishment of new classes or series of shares.

       o    Establishment of a master-feeder structure.

     Pioneer will vote on a case-by-case on:

       o Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.

       o    Approval of new or amended advisory contracts.

       o    Changes from closed-end to open-end format.

       o    Authorization for, or increase in, preferred shares.

       o    Disposition of assets, termination, liquidation, or mergers.

       o Classified boards of closed-end mutual funds, but will typically support such proposals.

     Social Issues
     Pioneer will abstain on stockholder proposals calling for greater disclosure of corporate activities with regard to social issues. "Social Issues" may generally be described as shareholder proposals for a company to:

       o Conduct studies regarding certain issues of public concern and interest;

       o Study the feasibility of the company taking certain actions with regard to such issues; or

       o Take specific action, including ceasing certain behavior and adopting company standards and principles, in relation to issues of public concern and interest.

     We believe these issues are important and should receive management attention.

     Pioneer will vote against proposals calling for substantial changes in the company's business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.

Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.

Additional Information About the Portfolio Managers

Other Accounts Managed by the Portfolio Managers. The table below indicates, for each portfolio manager of the fund, information about the accounts other than the fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of April 30, 2010. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities ("UCITS") and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts but generally do not include the portfolio manager's personal investment accounts or those which the manager may be deemed to own beneficially under the code of ethics. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies



--------------------- -------------------- ----------------- ------------------- ------------------ -------------------
Name of Portfolio     Type of Account      Number of         Total Assets        Number of          Assets Managed
Manager                                    Accounts Managed  Managed             Accounts Managed   for which
                                                                                 for which          Advisory Fee is
                                                                                 Advisory Fee is    Performance-Based
                                                                                 Performance-Based
--------------------- -------------------- ----------------- ------------------- ------------------ -------------------
--------------------- -------------------- ----------------- ------------------- ------------------ -------------------
Charles Melchreit     Other Registered     3                 $458,501,000        N/A                N/A
                      Investment
                      Companies
                      -------------------- ----------------- ------------------- ------------------ -------------------
                      -------------------- ----------------- ------------------- ------------------ -------------------
                      Other Pooled         2                 $448,065,000        N/A                N/A
                      Investment Vehicles
                      -------------------- ----------------- ------------------- ------------------ -------------------
                      -------------------- ----------------- ------------------- ------------------ -------------------
                      Other Accounts       3                 1,482,841,000       N/A                N/A
--------------------- -------------------- ----------------- ------------------- ------------------ -------------------



--------------------- -------------------- ----------------- ------------------- ------------------ -------------------
Name of Portfolio     Type of Account      Number of         Total Assets        Number of          Assets Managed
Manager                                    Accounts Managed  Managed             Accounts Managed   for which
                                                                                 for which          Advisory Fee is
                                                                                 Advisory Fee is    Performance-Based
                                                                                 Performance-Based
--------------------- -------------------- ----------------- ------------------- ------------------ -------------------
--------------------- -------------------- ----------------- ------------------- ------------------ -------------------
Andrew Feltus         Other Registered     6                 $6,180,262,000      N/A                N/A
                      Investment
                      Companies
                      -------------------- ----------------- ------------------- ------------------ -------------------
                      -------------------- ----------------- ------------------- ------------------ -------------------
                      Other Pooled         4                 $1,599,924,000      N/A                N/A
                      Investment Vehicles
                      -------------------- ----------------- ------------------- ------------------ -------------------
                      -------------------- ----------------- ------------------- ------------------ -------------------
                      Other Accounts       1                 $335,242,000        N/A                N/A
--------------------- -------------------- ----------------- ------------------- ------------------ -------------------



--------------------- -------------------- ----------------- ------------------- ------------------ -------------------
Name of Portfolio     Type of Account      Number of         Total Assets        Number of          Assets Managed
Manager                                    Accounts Managed  Managed             Accounts Managed   for which
                                                                                 for which          Advisory Fee is
                                                                                 Advisory Fee is    Performance-Based
                                                                                 Performance-Based
--------------------- -------------------- ----------------- ------------------- ------------------ -------------------
--------------------- -------------------- ----------------- ------------------- ------------------ -------------------
Jonathan Sharkey      Other Registered     2                 $522,857,000        N/A                N/A
                      Investment
                      Companies
                      -------------------- ----------------- ------------------- ------------------ -------------------
                      -------------------- ----------------- ------------------- ------------------ -------------------
                      Other Pooled         0                 $0                  N/A                N/A
                      Investment Vehicles
                      -------------------- ----------------- ------------------- ------------------ -------------------
                      -------------------- ----------------- ------------------- ------------------ -------------------
                      Other Accounts       1                 $56,524,000         N/A                N/A
--------------------- -------------------- ----------------- ------------------- ------------------ -------------------

Potential Conflicts of Interest. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interest are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interest. The funds investment subadviser also has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each situation in which a conflict might arise. See "Compensation of Portfolio Managers" below.

o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering. Generally, investments for which there is limited availability are allocated based upon a range of factors including available cash and consistency with the accounts' investment objectives and policies. This allocation methodology necessarily involves some subjective elements but is intended over time to treat each client in an equitable and fair manner. Generally, the investment opportunity is allocated among participating accounts on a pro rata basis. Although Pioneer believes that its practices are reasonably designed to treat each client in an equitable and fair manner, there may be instances where a fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity.

o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

o A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

o A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

o If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.


Compensation of Portfolio Managers. Pioneer has adopted a system of compensation for portfolio managers that seeks to align the financial interests of the portfolio managers with those of shareholders of the accounts (including Pioneer funds) the portfolio managers manage, as well as with the financial performance of Pioneer. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and align the interests of the investment professional with those of shareholders, as well as with the financial performance of Pioneer. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

o Quantitative Investment Performance. The quantitative investment performance calculation is based on pre-tax investment performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The accounts, which include the fund, are ranked against a group of mutual funds with similar investment objectives and investment focus (60%) and a broad-based securities market index measuring the performance of the same type of securities in which the accounts invest (40%), which, in the case of the fund, is the Merrill Lynch Global High Yield and Emerging Markets Index and the CSFB Leveraged Loan Index. As a result of these two benchmarks, the performance of the portfolio manager for compensation purposes is measured against the criteria that are relevant to the portfolio manager's competitive universe.
o Qualitative Performance. The qualitative performance component with respect to all of the accounts managed by the portfolio manager includes objectives, such as effectiveness in the areas of teamwork, leadership, communications and marketing, that are mutually established and evaluated by each portfolio manager and management.
o Pioneer Results and Business Line Results. Pioneer's financial performance, as well as the investment performance of its investment management group, affect a portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

The quantitative and qualitative performance components comprise 80% and 20%, respectively, of the overall bonus calculation (on a pre-adjustment basis). A portion of the annual bonus is deferred for a specified period and may be invested in one or more Pioneer funds.

Certain portfolio managers may participate in other programs designed to reward and retain key contributors. Senior executives or other key employees may be granted performance units based on the stock price performance of UniCredit and the financial performance of Pioneer Global Asset Management S.p.A., which are affiliates of Pioneer. Portfolio managers also may participate in a deferred compensation program, whereby deferred amounts are invested in one or more Pioneer funds.


Share Ownership by Portfolio Managers. The following table indicates as of April 30, 2010 the value, within the indicated range, of shares beneficially owned by the portfolio managers of the fund.


--------------------------------------- ----------------------------------------
Name of Portfolio Manager               Beneficial Ownership of the Fund*
--------------------------------------- ----------------------------------------
--------------------------------------- ----------------------------------------
Charles Melchreit                       A
--------------------------------------- ----------------------------------------
--------------------------------------- ----------------------------------------
Andrew Feltus                           D
--------------------------------------- ----------------------------------------
--------------------------------------- ----------------------------------------
Jonathan Sharkey                        B
--------------------------------------- ----------------------------------------
*Key to Dollar Ranges

A. None B. $1 - $10,000 C. $10,001 - $50,000 D. $50,001 - $100,000
E. $100,001 - $500,000 F. $500,001 - $1,000,000 G. Over $1,000,000



--------------------------------------------------------------------------------------------------------------------------
Interested Trustees:
--------------------------------------------------------------------------------------------------------------------------
------------------- ------------------ ------------------ ---------------------------------- -----------------------------
John F. Cogan,      Chairman of the    Class III          Deputy Chairman and a Director     None
Jr. (81)*           Board, Trustee     Trustee since      of Pioneer Global Asset
                    and President      2007. Term         Management S.p.A. ("PGAM");
                                       expires in 2010.   Non-Executive Chairman and a
                                                          Director of Pioneer Investment
                                                          Management USA Inc. ("PIM-USA");
                                                          Chairman and a Director of
                                                          Pioneer; Chairman and Director
                                                          of Pioneer Institutional Asset
                                                          Management, Inc. (since 2006);
                                                          Director of Pioneer Alternative
                                                          Investment Management Limited
                                                          (Dublin); President and a
                                                          Director of Pioneer Alternative
                                                          Investment Management (Bermuda)
                                                          Limited and affiliated funds;
                                                          Director of PIOGLOBAL Real
                                                          Estate Investment Fund (Russia)
                                                          (until June 2006); Director of
                                                          Nano-C, Inc. (since 2003);
                                                          Director of Cole Management Inc.
                                                          (since 2004); Director of
                                                          Fiduciary Counseling, Inc.;
                                                          President and Director of
                                                          Pioneer Funds Distributor, Inc.
                                                          ("PFD") (until May 2006);
                                                          President of all of the Pioneer
                                                          Funds; and Of Counsel, Wilmer
                                                          Cutler Pickering Hale and Dorr
                                                          LLP
------------------- ------------------ ------------------ ---------------------------------- -----------------------------
------------------- ------------------ ------------------ ---------------------------------- -----------------------------
Daniel K.           Trustee and        Class I Trustee    Director, CEO and President of     None
Kingsbury (49)*     Executive Vice     since 2007. Term   Pioneer Investment Management
                    President          expires in 2011.   USA Inc., Pioneer Investment
                                                          Management, Inc. and Pioneer
                                                          Institutional Asset Management,
                                                          Inc. (since March 2007);
                                                          Executive Vice President of all
                                                          of the Pioneer Funds (since
                                                          March 2007); Director of Pioneer
                                                          Global Asset Management S.p.A.
                                                          (since March 2007); Head of New
                                                          Markets Division, Pioneer Global
                                                          Asset Management S.p.A.
                                                          (2000-2007)
------------------- ------------------ ------------------ ---------------------------------- -----------------------------
--------------------------------------------------------------------------------------------------------------------------
Independent Trustees:
--------------------------------------------------------------------------------------------------------------------------
------------------------ ------------- ------------------ ---------------------------------- -----------------------------
David R. Bock (63)       Trustee       Class III          Executive Vice President and       Director of The Enterprise
                                       Trustee since      Chief Financial Officer, I-trax,   Social Investment Company
                                       2007. Term         Inc. (publicly traded health       (privately-held affordable
                                       expires in 2010.   care services company) (2004 -     housing finance company);
                                                          present); Partner, Federal City    and Director of New York
                                                          Capital Advisors (boutique         Mortgage Trust (publicly
                                                          merchant bank)(1997 to 2004);      traded mortgage REIT)
                                                          and Executive Vice President and
                                                          Chief Financial Officer,
                                                          Pedestal Inc. (internet-based
                                                          mortgage trading company)
                                                          (2000-2002)

------------------------ ------------- ------------------ ---------------------------------- -----------------------------
------------------------ ------------- ------------------ ---------------------------------- -----------------------------
Mary K. Bush (59)        Trustee       Class II Trustee   President, Bush International,     Director of Brady
                                       since 2007. Term   LLC (international financial       Corporation (industrial
                                       expires in 2009.   advisory firm)                     identification and
                                                                                             specialty coated material
                                                                                             products manufacturer);
                                                                                             Director of Briggs &
                                                                                             Stratton Co. (engine
                                                                                             manufacturer); Director of
                                                                                             UAL Corporation (airline
                                                                                             holding company); Director
                                                                                             of Mantech International
                                                                                             Corporation (national
                                                                                             security, defense, and
                                                                                             intelligence technology
                                                                                             firm): and Member, Board of
                                                                                             Governors, Investment
                                                                                             Company Institute
------------------------ ------------- ------------------ ---------------------------------- -----------------------------
------------------------ ------------- ------------------ ---------------------------------- -----------------------------
Benjamin M. Friedman     Trustee       Class I Trustee    Professor,                         Trustee, Mellon
(64)                                   since 2008. Term   Harvard                            Institutional Funds
                                       expires in 2011.   University                         Investment Trust and Mellon
                                                                                             Institutional Funds Master
                                                                                             Portfolio (oversees 17
                                                                                             portfolios in fund complex)
------------------------ ------------- ------------------ ---------------------------------- -----------------------------
------------------------ ------------- ------------------ ---------------------------------- -----------------------------
Margaret B.W. Graham     Trustee       Class I Trustee    Founding Director,                 None
(60)                                   since 2007. Term   Vice-President and Corporate
                                       expires in 2011.   Secretary, The Winthrop Group,
                                                          Inc. (consulting
                                                          firm); and Desautels
                                                          Faculty of Management,
                                                          McGill
                                                          University
------------------------ ------------- ------------------ ---------------------------------- -----------------------------
------------------------ ------------- ------------------ ---------------------------------- -----------------------------
Thomas J. Perna (57)     Trustee       Class II Trustee   Private investor (2004 -           Director of Quadriserv Inc.
                                       since 2007. Term   present); and Senior Executive     (technology products for
                                       expires in 2009.   Vice President, The Bank of New    securities lending
                                                          York (financial and securities     industry)
                                                          services) (1986 - 2004)

------------------------ ------------- ------------------ ---------------------------------- -----------------------------
------------------------ ------------- ------------------ ---------------------------------- -----------------------------
Marguerite A. Piret      Trustee       Class II Trustee   President and Chief Executive      Director of New America
(59)                                   since 2007. Term   Officer, Newbury, Piret &          High Income Fund, Inc.
                                       expires in 2009.   Company, Inc. (investment          (closed-end investment
                                                          banking firm)                      company)
------------------------ ------------- ------------------ ---------------------------------- -----------------------------
------------------------ ------------- ------------------ ---------------------------------- -----------------------------
Stephen K. West (79)     Trustee       Class III          Senior Counsel, Sullivan &         Director, The Swiss
                                       Trustee since      Cromwell (law firm)                Helvetia Fund, Inc.
                                       2007. Term                                            (closed-end investment
                                       expires in 2010.                                      company)


------------------------ ------------- ------------------ ---------------------------------- -----------------------------



Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

During the period covered by this report, there were no purchases made by or on behalf of the registrant or any affiliated purchaser as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the Exchange Act), of shares of the registrants equity securities that are registered by the registrant pursuant to
Section 12 of the Exchange Act.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Diversified High Income Trust


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date December 30, 2010


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date December 30, 2010


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer

Date December 30, 2010

* Print the name and title of each signing officer under his or her signature.